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                                                                   EXHIBIT 10.22

--------------------------------------------------------------------------------


                             CITY OF SHAWNEE, KANSAS

                                       AND

              STATE STREET BANK AND TRUST COMPANY OF MISSOURI, N.A.
                                   AS TRUSTEE

                              --------------------

                               INDENTURE OF TRUST

                              --------------------


                          DATED AS OF DECEMBER 1, 1996

                                   RELATING TO
                                   $5,000,000
                         PRIVATE ACTIVITY REVENUE BONDS
                                   SERIES 1996

                            (SIMMONS COMPANY PROJECT)
                         OF THE CITY OF SHAWNEE, KANSAS

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         This instrument was prepared by:

         McDowell, Rice, Smith & Gaar
           a Professional Corporation
         7101 College Boulevard, Suite 200
         Overland Park, Kansas 66210
         Telephone: (913) 338-5400

                                TABLE OF CONTENTS

(This Table of Contents is not a part of the Indenture of Trust and is only for convenience of reference.)

                                                                                                              PAGE
                                                                                                              ----
                                    ARTICLE I
                                   DEFINITIONS
Section 101.        Definitions ................................................................................4
Section 102.        Rules of Interpretation ....................................................................4

                                   ARTICLE II
                                   THE BONDS

Section 2.01.       Authorized Amount of Bonds..................................................................5
Section 2.02.       Issuance of Bonds...........................................................................5
Section 2.03.       Execution; Limited Obligations..............................................................9
Section 2.04.       Officers, Directors, etc. Exempt from Individual Liability.................................10
Section 2.05.       Authentication.............................................................................10
Section 2.06.       Form of Bonds..............................................................................11
Section 2.07.       Delivery of Bonds..........................................................................11
Section 2.08.       Mutilated, Lost, Stolen or Destroyed Bonds.................................................11
Section 2.09.       Transfer of Bonds; Persons Treated as Owners...............................................12
Section 2.10.       Destruction of Bonds.......................................................................13
Section 2.11.       Temporary Bonds............................................................................13
Section 2.12.       Book-Entry System..........................................................................13


                                   ARTICLE III
                       REDEMPTION OF BONDS BEFORE MATURITY

Section 3.01.       Extraordinary and Mandatory Redemption.....................................................15
Section 3.02.       Optional Redemption by the Company.........................................................17
Section 3.03.       Sinking Fund Redemption....................................................................17
Section 3.04.       Notice of Redemption.......................................................................18
Section 3.05.       Redemption Payments........................................................................19
Section 3.06.       Cancellation...............................................................................19
Section 3.07.       Partial Redemption of Bonds................................................................19
Section 3.08.       Sinking Fund...............................................................................20






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
                                   ARTICLE IV
               CONVERSION OF INTEREST RATE; DEMAND PURCHASE OPTION
Section 4.01.       Conversion of Interest Rate on Conversion Date.............................................22
Section 4.02.       Mandatory Tender of Bonds Upon Termination of Letter of Credit.............................23
Section 4.03.       Condition to Conversion; Additional Notices................................................24
Section 4.04.       Demand Purchase Option.....................................................................24
Section 4.05.       Funds for Purchase of Bonds................................................................25
Section 4.06.       Delivery of Purchased Bonds................................................................25
Section 4.07.       Delivery of Proceeds of Sale of Purchased Bonds............................................26
Section 4.08.       Duties of Trustee and Tender Agent with Respect to Purchase of Bonds.......................26
Section 4.09.       Remarketing of Bonds.......................................................................27

                                    ARTICLE V
                                GENERAL COVENANTS

Section 5.01.       Payment of Principal, Premium, if any, and Interest....................................... 27
Section 5.02.       Performance of Covenants...................................................................28
Section 5.03.       Instruments of Further Assurance...........................................................28
Section 5.04.       Recording and Filing.......................................................................28
Section 5.05.       Inspection of Books........................................................................28
Section 5.06.       List of Owners of Bonds....................................................................29
Section 5.07.       Rights Under Agreement.....................................................................29
Section 5.08.       Issuer's Election to Issue Bonds Pursuant to Section 144(a)(4).............................29
Section 5.09.       Payments of Taxes, Charges, Etc............................................................29
Section 5.10.       Obligations to Maintain, Repair and Insure.................................................29
Section 5.11.       Agreement References; Lien of Indenture; Subordinate to
                    Agreement; Enforcement, Obligations and Rights.............................................29
Section 5.12.       Covenant Not to Sell or Dispose of Interest in Trust
                    Estate and Not to Encumber Except in Accordance with
                    Agreement and Indenture....................................................................30

                                   ARTICLE VI
                               REVENUES AND FUNDS

Section 6.01.       Creation of the Bond Fund..................................................................30
Section 6.02.       Payments into the Bond Fund................................................................31
Section 6.03.       Use of Moneys in the Bond Fund.............................................................31
Section 6.04.       Payment of Bonds with Proceeds of Refunding Bonds..........................................32
Section 6.05.       Construction Fund..........................................................................32
Section 6.06.       Payments into the Construction Fund; Disbursements........................................ 32
Section 6.07.       Use of Money in the Construction Fund Upon Default.........................................32




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
Section 6.08.       Completion of the Project..................................................................32
Section 6.09.       Nonpresentment of Bonds....................................................................33
Section 6.10.       Moneys to be Held in Trust.................................................................33
Section 6.11.       Repayment to the Bank and the Company from the Bond Fund
                    or the Construction Fund...................................................................33
Section 6.12.       Letter of Credit ..........................................................................33
Section 6.13.       Creation of Rebate Fund; Duties of Trustee;
                    Amounts Held in Rebate Fund................................................................34
Section 6.14.       Creation of Cost of Issuance Fund;
                    Amounts Held in Cost of Issuance Fund......................................................35

                                   ARTICLE VII
                              INVESTMENT OF MONEYS

                                  ARTICLE VIII
                             DISCHARGE OF INDENTURE

Section 8.01.       Discharge of Indenture.....................................................................38
Section 8.02.       Defeasance of Bonds........................................................................39

                                   ARTICLE IX
                              DEFAULTS AND REMEDIES

Section 9.01.       Defaults...................................................................................40
Section 9.02.       Acceleration...............................................................................41
Section 9.03.       Other Remedies; Rights of Owners of Bonds..................................................41
Section 9.04.       Right of Owners of Bonds to Direct Proceedings.............................................42
Section 9.05.       Appointment of Receivers...................................................................42
Section 9.06.       Waiver.....................................................................................42
Section 9.07.       Application of Moneys......................................................................43
Section 9.08.       Remedies Vested in Trustee.................................................................45
Section 9.09.       Rights and Remedies of Owners of Bonds.....................................................45
Section 9.10.       Termination of Proceedings.................................................................46
Section 9.11.       Waivers of Defaults........................................................................46
Section 9.12.       Notice of Defaults under Section 9.01(g);
                    Opportunity to Cure Such Defaults..........................................................46
Section 9.13.       Subrogation Rights of Bank.................................................................47
Section 9.14.       Sale of Issuer's Interest in the Project in Event of Default...............................47

                                    ARTICLE X
                            TRUSTEE AND TENDER AGENT
Section 10.01.      Acceptance of Trusts.......................................................................48
Section 10.02.      Fees, Charges and Expenses of the Trustee..................................................51
Section 10.03.      Notice to Owners of Bonds If Default Occurs................................................51
Section 10.04.      Intervention by the Trustee................................................................51
Section 10.05.      Successor Trustee..........................................................................51
Section 10.06.      Resignation by the Trustee.................................................................52
Section 10.07.      Removal of the Trustee.....................................................................52
Section 10.08.      Appointment of Successor Trustee by Owners of Bonds........................................52
Section 10.09.      Acceptance by Successor Trustee............................................................53
Section 10.10.      Appointment of Co-Trustee..................................................................53
Section 10.11.      Successor Tender Agent; Appointment of Co-Tender Agent.....................................54
Section 10.12.      Successor Remarketing Agent................................................................55
Section 10.13.      Notice to Rating Agencies..................................................................57
Section 10.14.      Notice to Bondowners.......................................................................57


                                   ARTICLE XI
                             SUPPLEMENTAL INDENTURES

Section 11.01.      Supplemental Indentures Not Requiring Consent of Owners of Bonds...........................57
Section 11.02.      Supplemental Indentures Requiring Consent of Owners of Bonds...............................59

                                   ARTICLE XII
                             AMENDMENT OF AGREEMENT

Section 12.01.      Amendments to Agreement Not Requiring Consent of
                    Owners of Bonds............................................................................60
Section 12.02.      Amendments to Agreement Requiring Consent of
                    Owners of Bonds............................................................................61

                                  ARTICLE XIII
                                  MISCELLANEOUS

Section 13.01.      Consents of Owners of Bonds................................................................61
Section 13.02.      Limitation of Rights.......................................................................62
Section 13.03.      Severability...............................................................................62
Section 13.04.      Notices....................................................................................62
Section 13.05.      Payments Due on Saturdays, Sundays and Holidays............................................64
Section 13.06.      Counterparts...............................................................................64

Section 13.07.      Applicable Provisions of Law...............................................................64
Section 13.08.      Rules of Interpretation....................................................................65
Section 13.09.      Captions...................................................................................65
Section 13.10.      No Personal Liability......................................................................65
Section 13.11.      Certain References Ineffective After Letter
                            of Credit Termination Date.........................................................65

                    EXHIBIT A -      PROJECT SITE
                    EXHIBIT B -      PROJECT BUILDING
                    EXHIBIT C -      PROJECT EQUIPMENT
                    EXHIBIT D -      DEFINITIONS
                    EXHIBIT E -      FORM OF NOTICE FROM TRUSTEE TO OWNER
                                     REGARDING CHANGE IN DURATION OF INTEREST
                                     PERIOD
                    EXHIBIT F -      ADJUSTABLE RATE FORM OF BOND
                    EXHIBIT G -      FIXED RATE FORM OF BOND
                    EXHIBIT H -      NOTICE OF CONVERSION
                    EXHIBIT I -      NOTICE OF MANDATORY TENDER DATE

                               INDENTURE OF TRUST

         THIS INDENTURE OF TRUST, dated as of December 1, 1996, by and between the CITY OF SHAWNEE, KANSAS, a municipal corporation duly organized and existing under the laws of the State of Kansas (the "Issuer") and State Street Bank and Trust Company of Missouri, N.A., a national banking association duly organized and existing under the laws of the United States of America (the "Trustee");

                              W I T N E S S E T H:

         WHEREAS, the Issuer is authorized and empowered pursuant to the provisions of K.S.A. 12-1740 to 12-1749d, inclusive, as amended (the "Act"), to acquire, purchase and construct certain facilities (as defined in the Act) for the stated statutory purposes, with any person, firm or corporation for said projects, and to issue revenue bonds for the purpose of paying the cost of such facilities; and

         WHEREAS, Simmons Company, a Delaware corporation, duly authorized and qualified to do business in the State of Kansas (the "Company"), has requested the Issuer to finance the acquisition, construction, furnishing and equipping of a facility, consisting of an approximately 140,000 square foot manufacturing facility, including real estate (the "Project Site" as more fully described on EXHIBIT A attached hereto), buildings and fixtures (collectively, the "Project Building" as more fully described on EXHIBIT B attached hereto), and equipment (the "Project Equipment" as more fully described on EXHIBIT C attached hereto) to be located at 7910 Hedge Lane Terrace, K-7 Industrial Park, within the corporate limits of the Issuer, in an amount not to exceed $5,000,000;

         WHEREAS, the Project Site, the Project Building and the Project Equipment are herein collectively referred to as the "Project;" and

         WHEREAS, the City Council of the Issuer has heretofore adopted Resolution No. 1023 on January 22, 1996, expressing the Issuer's intention to authorize private activity revenue bonds in a principal amount not to exceed $5,500,000 for the purpose of financing the Project;

         WHEREAS, pursuant to the Act, the City Council of the Issuer passed Ordinance No. 2292 on December 12, 1996 (the "Ordinance"), authorizing the issuance of $5,000,000 Private Activity Revenue Bonds, Series 1996 (Simmons Company Project), of the Issuer, authorizing the Issuer to enter into a Lease Agreement dated as of December 1, 1996 (the "Agreement"), with the Company and to provide the terms and conditions under which the Issuer will lease the Project to the Company; and

         WHEREAS, pursuant to the Ordinance, the Issuer is authorized (a) to execute and deliver this Indenture for the purpose of issuing and securing the Bonds, and (b) to enter into the Agreement, under which the Issuer will cause the proceeds of the Bonds to be used to finance the cost of the Project and paying a portion of the Costs of Issuance of the Bonds and will lease the Project to the Company, in consideration of rentals which will be sufficient to pay the principal of, premium, if any, and interest on the Bonds as the same become due; and

         WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid and binding limited obligations of the Issuer according to the import thereof, and to constitute this Indenture a valid assignment and pledge of the payments under the Agreement (except for amounts payable under SECTIONS 4.2(b), 7.2 AND 8.4 of the Agreement) for the payment of the principal or Purchase Price of, premium, if any, and interest on the Bonds, and to constitute the Indenture a valid assignment of certain of the rights of the Issuer under the Agreement have been done and performed, and the creation, execution and delivery of this Indenture and the issuance of the Bonds subject to the terms thereof, have in all respects been duly authorized;

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                                GRANTING CLAUSES

                              GRANTING CLAUSE FIRST

         That the Issuer, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the Owners thereof, and of the sum of one dollar, lawful money of the United States of America, to it duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable consideration, the receipt of which is hereby acknowledged, in order to secure the payment of the principal of, premium, if any, and interest on the Bonds according to their tenor and effect and to secure the performance and observance by the Issuer of all the covenants expressed herein and in the Bonds, does hereby assign and grant a security interest in the following to the Trustee, and its successors in trust and assigns forever, for the securing of the performance of the obligations of the Issuer hereinafter set forth:

         All right, title and interest of the Issuer in and to the real estate described in EXHIBIT A attached hereto and all buildings, additions, improvements, machinery and equipment now or hereafter located thereon and constituting a part of the Project and with the tenements, hereditament, appurtenances, rights, privileges and immunities thereunto belonging or appertaining.



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



                             GRANTING CLAUSE SECOND

         All right, title and interest of the Issuer in and to the Agreement, including, but not limited to, the present and continuing right to make claim for, collect, receive and receipt for any of the sums, amounts, income, revenues, issues and profits and any other sums of money payable or receivable under the Agreement (except for amounts payable to the Issuer under SECTIONS 4.2(b), 7.2 AND 8.4 of the Agreement), to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things which the Issuer is or may become entitled to do under the Agreement.

                              GRANTING CLAUSE THIRD

         All right, title and interest of the Issuer in and to all moneys and securities from time to time held by the Trustee under the terms of this Indenture, other than moneys and securities from time to time held by the Trustee in the Remarketing Account of the Bond Fund or in the Rebate Fund.

                             GRANTING CLAUSE FOURTH

         Any and all other property rights and interests of every kind and nature from time to time hereafter by delivery or by writing of any kind granted, bargained, sold, alienated, demised, released, conveyed, assigned, transferred, mortgaged, pledged, hypothecated or otherwise subjected hereto, as and for additional security herewith, by the Company or any other person on its behalf or with its written consent or by the Issuer or any other person on its behalf or with its written consent, and the Trustee is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

         TO HAVE AND TO HOLD all and singular the Trust Estate, whether now owned or hereafter acquired, unto the Trustee and its respective successors in said trust and assigns forever;

         IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of all present and future Owners of the Bonds, from time to time, issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Bonds over any of the other Bonds except in the case of funds held hereunder for the benefit of particular Owners of Bonds, and for the benefit of the Bank to the extent provided herein;

         PROVIDED, HOWEVER, that if the Issuer, its successors or assigns shall well and truly pay, or cause to be paid, the principal of, premium, if any, and interest on the Bonds due or to become due thereon, at the times and in the manner set forth in the Bonds according to the true intent and meaning thereof, and shall cause the payments to be made on the Bonds as required hereunder, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee the entire amount due or to become due thereon, and shall well and truly cause to be kept, performed and observed all of its covenants and conditions pursuant to the terms of this Indenture, and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions hereof, then upon the final payment thereof this Indenture and the rights hereby granted shall cease, determine and be void, except to the extent specifically provided in ARTICLE VIII hereof; otherwise this Indenture shall remain in full force and effect.

         THIS INDENTURE FURTHER WITNESSETH, and it is declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all said property, rights and interests, including, without limitation, the amounts payable under the Agreement and any other amounts hereby assigned and pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as herein expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant with the Trustee and with the respective Owners of the Bonds as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. DEFINITIONS. In addition to the words and terms defined elsewhere in this Indenture, the words and terms as used in this Indenture shall have the meanings set forth in EXHIBIT D attached hereto.

         SECTION 102.  RULES OF INTERPRETATION.

         (a) Unless the context shall otherwise indicate, the words importing the singular number shall include the plural and vice versa, and words importing persons shall include firms, associations, partnerships, limited liability companies and corporations, including public bodies, as well as natural persons.

         (b) Wherever in this Indenture it is provided that either party shall or will make any payment or perform or refrain from performing any act or obligation, each such provision shall, even though not so expressed, be construed as an express covenant to make such payment or to perform, or not to perform, as the case may be, such act or obligation.

         (c) All references in this instrument to designated "Articles," "Sections" and other subdivisions are, unless otherwise specified, to the designated Articles, Sections and subdivisions of this instrument as originally executed. The words "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or subdivision.

         (d) The Table of Contents and the Article and Section headings of this Indenture shall not be treated as a part of this Indenture or as affecting the true meaning of the provisions hereof.

                                   ARTICLE II

                                    THE BONDS

         SECTION 2.01. AUTHORIZED AMOUNT OF BONDS. The total principal amount of Bonds that may be issued hereunder is hereby expressly limited to $5,000,000.

         SECTION 2.02. ISSUANCE OF BONDS.

         (a) The Bonds shall be designated "Private Activity Revenue Bonds, Series 1996 (Simmons Company Project)," in the principal amount of $5,000,000. Prior to the Conversion Date, the Bonds shall be issuable as fully registered Bonds without coupons in the denomination of $100,000, or any integral multiple of $5,000 in excess thereof. From and after the Conversion Date, the Bonds shall be issuable as fully registered Bonds without coupons in the denomination of $5,000 or any integral multiple thereof. Unless the Issuer shall otherwise direct, the Bonds shall be lettered "R" and shall be numbered consecutively from 1 upward.

         (b) The Bonds shall be dated the date of initial authentication and delivery, and shall bear interest from such date, and thereafter from the Interest Payment Date next preceding the date of authentication thereof to which interest has been paid or duly provided for, unless the date of authentication thereof is an Interest Payment Date to which interest has been paid or duly provided for, in which case from the date of authentication thereof, or unless no interest has been paid or duly provided for on the Bonds, then from the date of the Bonds, at the rates per annum and on the dates set forth in this Indenture. Notwithstanding the foregoing, if any Bond is dated after any Record Date and before the following Interest Payment Date, such Bond shall bear interest from such following Interest Payment Date; provided, however, that if the Issuer shall default in the payment of interest due on such Interest Payment Date, then such Bond shall bear interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from the date of the Bonds. The Bonds shall bear interest at the Adjustable Rate, as the same shall be determined from time to time, pursuant to the provisions of SECTION 2.02(c) hereof, calculated on the basis of (i) actual days elapsed in a 365- or 366-day year, as the case may be, so long as the Interest Period is one week or one month in duration, and (ii) a 360-day year comprised of twelve
                  (12) 30-day months, so long as the Interest Period is three months or six months in duration, until the earlier of the Conversion Date or maturity. From and after the Conversion Date, the Bonds shall bear interest at the Fixed Rate, determined in accordance with SECTION 2.02(d) hereof, on the basis of a 360-day year comprised of twelve (12) 30-day months.

         Anything herein contained to the contrary notwithstanding, at no time shall the interest rate borne by the Bonds exceed the Maximum Interest Rate.

         The Bonds shall mature on December 1, 2016, and are subject to mandatory sinking fund redemption prior to maturity in accordance with the provisions of SECTION 3.08 hereof.

         (c) Prior to the Conversion Date, the Bonds shall bear interest at the Adjustable Rate, as hereinafter described. The Adjustable Rate for each Interest Period will be determined by the Remarketing Agent on the first day of each such Interest Period, as follows: the interest rate for each Interest Period shall be established at a rate equal to the interest rate per annum that, in the sole judgment of the Remarketing Agent, taking into account prevailing financial market conditions, would be the minimum interest rate required to sell the Bonds at a price of Par on the date of such determination. Upon determining the Adjustable Rate for each Interest Period, the Remarketing Agent shall notify the Trustee and, if the Book-Entry System is then in effect, the Securities Depository, of such rate by telephone or such other manner as may be appropriate by not later than 2:00 P.M. New York City time on the date of such determination, which notice shall be promptly confirmed in writing. Notwithstanding the foregoing, no adjustment shall be made to the Adjustable Rate for an Interest Period commencing after the second (2nd) Business Day prior to any Interest Payment Date or a date fixed for redemption, and the Bonds shall bear interest during such Interest Period at the rate in effect during the immediately preceding Interest Period.




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



         The Company is authorized to adjust the duration of the Interest Period prior to the Conversion Date and, in that connection, shall instruct the Remarketing Agent, not later than the tenth (10th) day prior to the Rate Determination Date, to compute the Adjustable Rate on the basis of an Interest Period of one week, one month, three months or six months. In the event the Company elects to adjust the duration of the Interest Period, the Company shall provide telephonic notice to the Trustee, and, if the Book-Entry System is then in effect, the Securities Depository, promptly confirmed in writing, on the date such instruction is provided to the Remarketing Agent, of such an election with respect to the Interest Period and of the Rate Determination Date on which such new Interest Period shall commence, and shall furnish with such written confirmation an opinion of Bond Counsel to the effect that such change in duration will not adversely affect the exclusion from gross income for federal income tax purposes of interest on the Bonds pursuant to the Code by reason of such change in duration.

         Following receipt of instructions from the Company regarding the computation of the Adjustable Rate based upon a change in the duration of the Interest Period, the Trustee shall mail notice to the Owners of such Bonds in the form attached hereto as EXHIBIT E, not more than two (2) Business Days following the date on which such instructions are received, stating (a) that the duration of the Interest Period will be adjusted as of the first (1st) day of the next succeeding Interest Period; (b) that the date of commencement of such Interest Period is a Tender Date, and that the Owners of such Bonds must tender their Bonds to the Tender Agent for purchase on such Tender Date, and (c) that any Bonds not so tendered shall be deemed to have been tendered on such Tender Date, and the Owners of such Bonds shall not be entitled to receive any interest that accrues on the Bonds subsequent to the Tender Date.

         The delivery by the Company to the Trustee of a letter from Bond Counsel confirming the opinion accompanying the Company notification described above on such Tender Date is a condition precedent to the change in duration of the Interest Period. In the event that the Company fails to deliver to the Trustee the letter of Bond Counsel referred to in the preceding sentence, such change in the duration of the Interest Period shall not take effect; provided, however, that the Owners of the Bonds shall nonetheless be required to tender their Bonds for purchase on the Tender Date and the Bonds, as remarketed to the new Owners, shall continue to bear interest calculated by the method applicable prior to the proposed change. Any Bonds not so tendered shall be deemed to have been tendered on such Tender Date, and the Owners of such Bonds shall not be entitled to receive any interest that accrues on the Bonds subsequent to the Tender Date.

         As described above, Owners of Bonds shall be required to tender their Bonds on the Rate Determination Date to the Tender Agent for purchase at the Purchase Price, and any such Bonds not so tendered on the Rate Determination Date ("Untendered Bonds") for which there has been irrevocably deposited in trust with the Trustee an amount of moneys sufficient to pay the Purchase Price of the Untendered Bonds, shall be deemed to have been purchased pursuant to this
SECTION 2.02(c). IN THE EVENT OF A

FAILURE BY AN OWNER OF BONDS TO TENDER SUCH OWNER'S BONDS ON OR PRIOR TO THE RATE DETERMINATION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE SUBSEQUENT TO THE RATE DETERMINATION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNTENDERED BONDS, AND ANY UNTENDERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

         On the Rate Determination Date, the Remarketing Agent shall establish the Adjustable Rate for the Bonds for the Interest Period commencing on the Rate Determination Date, and shall notify the Trustee and the Company and, if the Book-Entry System is then in effect, the Securities Depository, thereof by telephone or such other manner as may be appropriate by not later than 2:00 P.M., New York City time on the date of such determination, which notice shall be promptly confirmed in writing. The Adjustable Rate on the Bonds for such Interest Period shall be established at a rate equal to the interest rate per annum that, in the sole judgment of the Remarketing Agent, taking into account prevailing financial market conditions, would be the minimum interest rate required to sell the Bonds at a price of Par on the Rate Determination Date. The Adjustable Rate determined by the Remarketing Agent for the Bonds will take effect on the first day of the Interest Period for which such rate was determined. The determination of the Adjustable Rate (absent manifest error) shall be conclusive and binding upon the Issuer, the Company, the Trustee, the Bank, the Tender Agent and the Owners of the Bonds. If for any reason the Remarketing Agent shall fail to establish the Adjustable Rate for any Interest Period, the Bonds shall bear interest during such Interest Period at the Adjustable Rate in effect during the immediately preceding Interest Period.

         (d) On and after the Conversion Date, the interest rate shall be the Fixed Rate, determined as follows: commencing on the Conversion Date and thereafter through and including the maturity or prior redemption of the Bonds, the Fixed Rate shall be the interest rate per annum which, in the sole judgment of the Remarketing Agent, taking into account prevailing financial market conditions, would be the minimum interest rate required to sell such Bonds on the Conversion Date at a price equal to Par. The Fixed Rate shall be determined by the Remarketing Agent on or before the Conversion Date, and the Remarketing Agent shall notify the Trustee and the Company thereof by telephone or such other manner as may be appropriate by not later than 2:00 P.M., New York City time on such date, which notice shall be promptly confirmed in writing. If the Book-Entry System is in effect, such notice shall be provided to the Securities Depository in accordance with the requirements of the Securities Depository for the delivery of notices. The determination of the Fixed

                  Rate by the Remarketing Agent in accordance with the provisions of this Section (absent manifest error) shall be conclusive and binding upon the Issuer, the Company, the Trustee, the Bank, the Tender Agent and the Owners of all the Bonds.

         (e) Subject to the provisions of SECTION 2.11 hereof relating to Bonds held in the Book-Entry System, the principal of and premium, if any, on the Bonds shall be payable in lawful money of the United States of America at the Payment Office of the Trustee, or of its successor in trust. The Purchase Price of the Bonds shall be payable in lawful money of the United States of America by the Trustee to the Owner of Bonds entitled to receive such Purchase Price at such Owner's address shown on the registration books maintained by the Trustee, unless otherwise instructed by such Owner in writing at least twenty-four (24) hours prior to the time such Purchase Price is due. Payment of interest on the Bonds shall be made to the Owner thereof on the applicable Record Date by check mailed by the Trustee to such Owner at such Owner's address as it appears on the registration books maintained by the Trustee or at such other address as is furnished to the Trustee in writing by such Owner, or in such other manner as may be mutually acceptable to the Trustee and the Owner of any Bond. Interest, premium, if any, and principal due to any person holding Bonds in an aggregate principal amount of $1,000,000 or more will be paid, upon the written request of any such holder, by wire transfer of immediately available funds to an account designated by such holder in the continental United States. Said written request shall be made to the Trustee at least fifteen (15) days prior to an Interest Payment Date and shall include the appropriate ABA number.

         SECTION 2.03. EXECUTION; LIMITED OBLIGATIONS. The Bonds shall be executed on behalf of the Issuer with the manual or facsimile signature of the Mayor of the Issuer and the Issuer's corporate seal shall be affixed thereto or printed or otherwise reproduced thereon and attested by the manual or facsimile signature of its Clerk. All authorized facsimile signatures shall have the same force and effect as if manually signed. The Bonds shall not be general obligations of the Issuer but limited and special obligations payable solely from the rental amounts payable under the Agreement and other amounts specifically pledged therefor under this Indenture, and shall be a valid claim of the respective Owners thereof only against the designated accounts of the Bond Fund and other moneys held by the Trustee and the rental amounts payable under the Agreement or otherwise pledged therefor, which amounts are hereby pledged, assigned and otherwise secured for the equal and ratable payment of the Bonds and shall be used for no other purpose than to pay the principal of, premium, if any, and interest on the Bonds, except as may be otherwise expressly authorized in this Indenture. No Owner of any Bonds has the right to compel any exercise of taxing power of the Issuer to pay the Bonds or the interest thereon, and the Bonds do not constitute an indebtedness of the Issuer or a loan of credit thereof within the meaning of any constitutional or statutory debt limitation or restriction.

         SECTION 204. OFFICERS, DIRECTORS, ETC. EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any covenant or agreement of this Indenture, or of the Bonds, or for any claim based thereon or otherwise in respect thereof, shall be had against any past, present or future elected or appointed official, officer or agent of the Issuer or the Trustee, or of any successor, either directly or through the Issuer or the Trustee, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the Bonds issued hereunder are limited and special obligations, and that no personal liability whatever shall attach to, or is or shall be incurred by, any elected or appointed official, officer or agent of the Issuer or the Trustee or any successor of either, or any of them, because of the issuance of the Bonds, or under or by reason of the covenants or agreements contained in this Indenture or in the Bonds or implied therefrom.

         SECTION 2.05. AUTHENTICATION.

         (a) State Street Bank and Trust Company of Missouri, N.A., has been designated to serve as Tender Agent pursuant to the terms and conditions set forth in the Tender Agent Agreement. The Issuer hereby appoints the Tender Agent as an authenticating agent for the Bonds.

         (b) No Bond shall be valid or obligatory for any purpose or entitled to any security or benefit under this Indenture unless and until a certificate of authentication on such Bond substantially in the form set forth in EXHIBITS F AND G attached hereto shall have been duly executed by the Trustee or by the Tender Agent, and such executed certificate of authentication upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The certificate of authentication on any Bond shall be deemed to have been executed by the Trustee or the Tender Agent if signed by an authorized signatory of the Trustee or the Tender Agent, as the case may be, but it shall not be necessary that the same signatory execute the certificate of authentication on all of the Bonds.

         (c) In the event any Bond is deemed tendered to the Tender Agent as provided in SECTION 2.02(c), 4.01 OR 4.02 hereof but is not physically so tendered, the Issuer shall execute and the Trustee or the Tender Agent shall authenticate a new Bond of like denomination as that deemed tendered.

         SECTION 2.06. FORM OF BONDS. The Bonds and the certificate of authentication to be endorsed thereon prior to the Conversion Date are to be in substantially the form set forth in EXHIBIT F attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture. The Bonds which bear interest at the Fixed Rate and the certificate of authentication to be endorsed thereon are to be in substantially the form set forth in EXHIBIT G attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture.

         SECTION 2.07. DELIVERY OF BONDS. Upon the execution and delivery of this Indenture, the Issuer shall execute and deliver to the Trustee and the Trustee shall authenticate the Bonds and deliver them as directed by the Issuer as hereinafter in this Section provided.

         Prior to the delivery by the Trustee of the Bonds there shall be filed with the Trustee the Letter of Credit, an executed copy of this Indenture, the Agreement, an opinion of Bond Counsel to the effect that the Bonds constitute valid and binding special, limited obligations of the Issuer and that the interest on the Bonds is exempt from federal income taxation and Kansas income taxation and a request and authorization to the Trustee on behalf of the Issuer and signed by an authorized officer of the Issuer to authenticate and deliver the Bonds to the purchasers thereof and for the purchase price therein identified. Upon payment of the proceeds to the Trustee, the Trustee shall deposit the proceeds pursuant to ARTICLE VI hereof.

         SECTION 2.08. MUTILATED, LOST, STOLEN OR DESTROYED BONDS. Except when the Bonds are held in the Book-Entry System, in the event any Bond is mutilated, lost, stolen, or destroyed, the Issuer shall execute and the Trustee shall authenticate a new Bond of like date and denomination as that mutilated, lost, stolen or destroyed, provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Issuer or the Trustee, and in the case of any lost, stolen, or destroyed Bond, there first shall be furnished to the Issuer and the Trustee evidence of such loss, theft or destruction satisfactory to the Issuer and the Trustee, together with an indemnity satisfactory to them which indemnity shall, in any event, name the Tender Agent as a beneficiary. In the event any such Bond shall have matured, the Trustee, instead of issuing a duplicate Bond, may pay the same without surrender thereof, making such requirements as it deems fit for its protection, in addition to the lost instrument bond required by State law. The Issuer and the Trustee may charge the Owner of such Bond with their reasonable fees and expenses for such service. In executing a new Bond, the Issuer may rely conclusively upon a representation by the Trustee that the Trustee is satisfied with the adequacy of the evidence presented concerning the mutilation, loss, theft or destruction of any Bond.

         SECTION 2.09. TRANSFER OF BONDS; PERSONS TREATED AS OWNERS. The Trustee shall keep books for the transfer of the Bonds as provided in this Indenture, and the Trustee is hereby constituted and appointed the Bond Registrar of the Issuer. The Tender Agent is hereby constituted and appointed the Co-Bond Registrar of the Issuer. Upon surrender for transfer of any Bond at the Payment Office of the Trustee, or at the Payment Office of the Tender Agent, duly endorsed for transfer or accompanied by an assignment duly executed by the Owner or such Owner's agent duly authorized in writing, the Issuer shall execute and the Trustee or the Tender Agent, as the case may be, shall authenticate and deliver in the name of the transferee or transferees a new Bond or Bonds in authorized denominations for a like aggregate principal amount. Subject to the provisions of SECTION 2.11 hereof relating to the transfer of ownership of Bonds held in the Book-Entry System, any Bond, upon surrender thereof at the Payment Office of the Trustee or at the Payment Office of the Tender Agent, duly endorsed for transfer or accompanied by an assignment duly executed by the Owner or such Owner's agent duly authorized in writing, may, at the option of the Owner thereof, be exchanged for an equal aggregate principal amount of Bonds of any denominations authorized by this Indenture in an aggregate principal amount equal to the principal amount of such Bond. In each case, the Trustee or the Tender Agent, as the case may be, may require the payment by the Owner of the Bond requesting exchange or transfer of any tax or other governmental charge required to be paid with respect to such exchange or transfer.

         The Trustee and the Tender Agent shall not be required to exchange or register a transfer of (a) any Bonds during the fifteen (15) day period next preceding the selection of Bonds to be redeemed and thereafter until the date of the mailing of a notice of redemption of Bonds selected for redemption, or (b) any Bonds selected, called or being called for redemption in whole or in part except, in the case of any Bond to be redeemed in part, the portion thereof not so to be redeemed; PROVIDED that the foregoing shall not apply to the registration or transfer of any Bond which has been tendered to the Tender Agent pursuant to SECTION 4.04 hereof, and in any such case, for purposes of selection for redemption, the Bond so tendered and the Bond issued to the transferee thereof pursuant to SECTION 4.06 hereof shall be deemed and treated as the same Bond. If any Bond shall be transferred and delivered pursuant to SECTION 4.06(a) hereof after such Bond has been (i) called for redemption, (ii) accelerated pursuant to SECTION 9.02, or (iii) tendered pursuant to SECTIONS 2.02(c), 4.01 OR 4.02, the Tender Agent shall deliver to such transferee a copy of the applicable redemption notice, acceleration notice, or tender notice indicating that the Bond delivered to such transferee has previously been called for redemption, acceleration or tender, and such Bonds shall not be delivered by the Trustee or the Tender Agent to the transferee until the transferee shall acknowledge receipt of such notice in writing.

         The Trustee, the Tender Agent and the Issuer may treat the person in whose name a Bond is registered as the absolute Owner thereof for all purposes, and neither the Issuer, the Tender Agent nor the Trustee shall be bound by any notice or knowledge to the contrary, but such registration may be changed as hereinabove provided. All payments made to the Owner shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

         SECTION 2.10. DESTRUCTION OF BONDS. Subject to the provisions of
SECTION 2.11 hereof relating to Bonds held in the Book-Entry System, whenever any Outstanding Bond shall be delivered to the Trustee for cancellation pursuant to this Indenture, or for replacement pursuant to SECTION 2.07 hereof, such Bond shall be promptly cancelled and periodically cremated or otherwise destroyed by the Trustee, and, upon the request of the Company and the Issuer, counterparts of a certificate of destruction evidencing such cremation or other destruction shall be furnished by the Trustee to the Issuer and the Company.

         SECTION 2.11. TEMPORARY BONDS. Until Bonds in definitive form are ready for delivery, the Issuer may execute, and upon the request of the Issuer, the Trustee shall authenticate and deliver, subject to the provisions, limitations and conditions set forth above, one or more Bonds in temporary form, whether printed, typewritten, lithographed or otherwise produced, substantially in the form of the definitive Bonds, with appropriate omissions, variations and insertions, and in authorized denominations. Until exchanged for Bonds in definitive form, such Bonds in temporary form shall be entitled to the liens and benefits of this Indenture.

         Upon presentation and surrender of any Bond or Bonds in temporary form, the Issuer shall, at the request of the Trustee, execute and deliver to the Trustee, and the Trustee shall authenticate and deliver, in exchange therefor, a Bond or Bonds in definitive form. Such exchange shall be made by the Trustee without making any charge therefor to the Owner of such Bond in temporary form. Notwithstanding the foregoing, Bonds in definitive form may be issued hereunder in typewritten form.

         SECTION 2.12. BOOK-ENTRY SYSTEM. Upon the initial issuance and delivery of the Bonds, the Bonds shall be issued in the name of the Securities Depository or its nominee, as registered owner of the Bonds, and held in the custody of the Securities Depository or its designee. A single certificate (or such number of certificates required by the procedures of the Securities Depository) will be issued and delivered to the Securities Depository (or its designee) for the Bonds, and the Beneficial Owners will not receive physical delivery of Bond certificates except as provided herein. For so long as the Securities Depository shall continue to serve as securities depository for the Bonds as provided herein, all transfers of beneficial ownership interests will be made by book-entry only, and no investor or other party purchasing, selling or otherwise transferring beneficial ownership of Bonds is to receive, hold or deliver any Bond certificate. The Issuer, the Company, the Registrar, the Tender Agent and the Trustee will recognize the Securities Depository or its nominee as the Owner for all purposes, including notices, except that, for purposes of a mandatory redemption upon a Determination of Taxability as provided in SECTION 3.01 hereof or voting, a Beneficial Owner may establish beneficial ownership of any of the Bonds to the Trustee or to the Company in form satisfactory to the Trustee or to the Company, as the case may be.

         The Issuer, the Company, the Trustee, the Registrar, the Tender Agent and the Remarketing Agent may rely conclusively upon (a) a certificate of the Securities Depository as to the identity of the Participants in the Book-Entry System with respect to the Bonds and (b) a certificate of any such Participant as to the identity of, and the respective principal amount of Bonds beneficially owned by, the Beneficial Owners.

         Whenever, during the term of the Bonds, the beneficial ownership thereof is determined by a book-entry at the Securities Depository, the requirements in this Indenture of holding, delivering or transferring Bonds shall be deemed modified to require the appropriate person to meet the requirements of the Securities Depository as to registering or transferring the book-entry to produce the same effect. Any provision hereof permitting or requiring delivery of Bonds shall, while the Bonds are in the Book-Entry System, be satisfied by the notation on the books of the Securities Depository in accordance with applicable state law.

         Except as otherwise specifically provided in this Indenture and the Bonds with respect to the rights of Participants and Beneficial Owners, when a Book-Entry System is in effect, the Issuer, the Trustee, the Registrar, the Tender Agent, the Remarketing Agent and the Company may treat the Securities Depository (or its nominee) as the sole and exclusive owner of the Bonds registered in its name for the purposes of payment of the principal of, premium, if any, and interest on the Bonds or portion thereof to be redeemed or purchased, and of giving any notice permitted or required to be given to Bondholders under this Indenture and none of the Issuer, the Trustee, the Registrar, the Tender Agent, the Remarketing Agent nor the Company shall be affected by any notice to the contrary. Neither the Issuer, the Company, the Trustee, the Registrar, the Tender Agent, nor the Remarketing Agent will have any responsibility or obligations to the Securities Depository, any Participant, any Beneficial Owner or any other person which is not shown on the Bond Register, with respect to (a) the accuracy of any records maintained by the Securities Depository or any Participant; (b) the payment by the Securities Depository or by any Participant of any amount due to any Beneficial Owner in respect of the principal amount or redemption or Purchase Price of, or interest on, any Bonds; (c) the delivery of any notice by the Securities Depository or any Participant; (d) the selection of the Beneficial Owners to receive payment in the event of any partial redemption of the Bonds; or (e) any other action taken by the Securities Depository or any Participant. The Trustee shall pay all principal of, premium, if any, and interest on the Bonds registered in the name of Cede & Co. only to or "upon the order of" the

Securities Depository (as that term is used in the Uniform Commercial Code as adopted in the State of Kansas), and all such payments shall be valid and effective to fully satisfy and discharge the Issuer's obligations with respect to the principal of, premium, if any, and interest on such Bonds to the extent of the sum or sums so paid.

         The Book-Entry System may be discontinued by the Trustee and the Issuer, at the direction and expense of the Company, and the Issuer and the Trustee will cause the delivery of Bond certificates to such Beneficial Owners of the Bonds and registered in the names of such Beneficial Owners as shall be specified to the Registrar by the Securities Depository in writing, under the following circumstances:

         (a) The Securities Depository determines to discontinue providing its service with respect to the Bonds and no successor Securities Depository is appointed as described above. Such a determination may be made at any time by giving thirty (30) days' notice to the Issuer, the Company, the Registrar, the Tender Agent and the Trustee and discharging its responsibilities with respect thereto under applicable law.

         (b) The Company determines not to continue the Book-Entry System through a Securities Depository.

         When the Book-Entry System is not in effect, all references herein to the Securities Depository shall be of no further force or effect.

                                   ARTICLE III

                       REDEMPTION OF BONDS BEFORE MATURITY

         SECTION 3.01.  EXTRAORDINARY AND MANDATORY REDEMPTION.

         (a) Following the Conversion Date, the Bonds are subject to extraordinary optional redemption in whole by the Issuer at a redemption price equal to 100% of the Outstanding principal amount thereof plus accrued interest to the redemption date, if either of the following events shall have occurred:

                  (i) The Project shall have been damaged or destroyed to such extent that it cannot, in the Company's judgment, be reasonably restored within a period of six (6) months to the condition thereof immediately preceding such damage or destruction, or to such extent that the Company is thereby prevented, in the Company's judgment, from carrying on its normal operations at the Project for a period of six (6) months or more; or

                  (ii)     Title to, or the temporary use for a period of six
                           (6) months or more of, all or substantially all of the Project, or such part thereof as shall materially interfere, in the Company's judgment, with the operation of the Project for the purpose for which the Project is designed, shall have been taken under the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under governmental authority (including such a taking or takings as results in the Company being thereby prevented from carrying on its normal operations at the Project for a period of six
                           (6) months or more).

                  (iii) if as a result of changes in the Constitution of the State, or of legislative or administrative action by the State or any political subdivision thereof, or by the United States, or by reason of any action instituted in any court, the Agreement shall become void or unenforceable, or impossible of performance without unreasonable delay, or in any other way, by reason of such change of circumstances, unreasonable burdens or excessive liabilities are imposed on the Company or the Issuer.

         (b) The Bonds are required to be redeemed in whole on the earliest practicable Interest Payment Date, at a redemption price of 100% of the Outstanding principal amount thereof plus accrued interest to the redemption date, upon the occurrence of a Determination of Taxability. A "Determination of Taxability" shall be deemed to have occurred if a final decree or judgment of any Federal court or a final action of the Internal Revenue Service determines that interest paid or payable on any Bond is or was includable in the gross income of an Owner of the Bonds for federal income purposes under the Code (other than an Owner who is a substantial user or related person within the meaning of Section 144(a) of the Code). No such decree, judgment or action will be considered final for this purpose, however, unless the Company has been given written notice and, if it is so desired and is legally allowed, has been afforded the opportunity to contest the same, either directly or in the name of any Owner of a Bond and until conclusion of any appellate review, if sought. If the Trustee receives written notice from any Owner of Bonds stating that (i) the Owner of Bonds has been notified in writing by the Internal Revenue Service that it proposes to include the interest on any Bond in the gross income of such Owner of Bonds for the reasons described herein or any other proceeding has been instituted against such Owner of Bonds which may lead to a final decree, judgment or action as described herein, and (ii) such Owner of Bonds will afford the Company the opportunity to contest the same, either directly or in the name of the Owner of Bonds, until a conclusion of any appellate review, if sought, then the Trustee shall promptly give notice thereof to the Company, the Issuer, the Bank and the Owner of each Bond Outstanding. The Trustee shall thereafter coordinate any similar requests or notices it may have received from other Owners of Bonds and shall keep them informed of the progress of any administrative proceedings or litigation.

         SECTION 3.02. OPTIONAL REDEMPTION BY THE COMPANY. On or prior to the Conversion Date, the Bonds are subject to redemption by the Issuer, at the option of the Company, on or after July 1, 1997, in whole or in part on any Interest Payment Date, less than all of such Bonds to be selected by lot or in such other manner as the Trustee shall determine (except as otherwise provided in SECTION 3.07 hereof), at the redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date.

         After the Conversion Date, the Bonds are subject to redemption by the Issuer, at the option of the Company, on or after the First Optional Redemption Date, in whole at any time or in part on any Interest Payment Date, while a Book-Entry System is not in effect less than all of such Bonds to be selected by lot or in such other manner as the Trustee shall determine (except as otherwise provided in SECTION 3.07 hereof), at the redemption prices (expressed as percentages of principal amount) set forth in the following table plus accrued interest to the redemption date:

                                                  Redemption
             Redemption Dates                       Prices
             ----------------                       ------
First Optional Redemption Date through
the following November 30                            102%

First Anniversary of the First Optional
Redemption Date through the following
November 30                                          101%

Second Anniversary of the First Optional
Redemption Date and thereafter                       100%

         SECTION 3.03. SINKING FUND REDEMPTION. The Bonds are also subject to redemption by the Issuer, pursuant to the terms of the mandatory sinking fund provided in SECTION 3.08 of this Indenture, on December 1, 1999, and on each December 1 thereafter to and including December 1, 2016 (the final amount to be paid rather than redeemed), in part, less than all of such Bonds to be selected by lot or in such other manner as the Trustee may determine (except as otherwise provided in SECTION 3.07 hereof), at a redemption price equal to the principal amount thereof plus accrued interest to the redemption date.

         SECTION 3.04. NOTICE OF REDEMPTION.

         (a) Notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed, shall be given by the Trustee by mailing a copy of the redemption notice by first class mail at least fifteen (15) days but not more than sixty (60) days (following the Conversion Date, at least thirty (30) days but not more than sixty (60) days) prior to the date fixed for redemption to the Owner of each Bond (or, if the Book-Entry System is in effect, to the Securities Depository, in accordance with its rules and procedures) to be redeemed in whole or in part at the address shown on the registration books. Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.

                  Failure to mail any such notice, or the mailing of defective notice, to any Owner, shall not affect the proceeding for redemption as to any Owner to whom proper notice is mailed. The Trustee shall deliver a copy of any such redemption notice to the Tender Agent. Notwithstanding the foregoing provisions of this SECTION 3.04, delivery by the Tender Agent of a copy of a redemption notice to a transferee of a Bond which has been called for redemption, pursuant to the requirements of
                  SECTION 2.08, shall be deemed to satisfy the requirements of the first sentence of this SECTION 3.04 with respect to any such transferee.

         (b) In addition to the foregoing notice, further notice shall be given by the Trustee as set out below, but no defect in said further notice nor any failure to give all or any portion of such further notice shall in any manner defeat the effectiveness of a call for redemption if notice thereof is given as prescribed in (a) above. Each further notice of redemption given hereunder shall contain the information required in (a) above for an official notice of redemption plus (i) the CUSIP numbers of all Bonds being redeemed provided, however, such notice may contain a disclaimer as to the accuracy of such CUSIP numbers; (ii) the date of issue of the Bonds as originally issued; (iii) after the Conversion Date, the rate of interest borne by each Bond being redeemed;
                  (iv) the maturity date of each Bond being redeemed; and (v) any other descriptive information needed to identify accurately the Bonds being redeemed. Each further notice of redemption shall be sent at least thirty (30) days before the redemption date (fifteen (15) days as to redemption of Bonds prior to the Conversion Date) by registered or certified mail or overnight delivery service (such overnight delivery service at the expense of the addressee), or by facsimile to all of the following registered securities depositories then in the business of holding substantial amounts of bonds of the type comprising the Bonds (such depositories now being Depository Trust Company of New York,

                  New York; and Philadelphia Depository Trust Company of Philadelphia, Pennsylvania) and by facsimile to one or more national information services that disseminate notices of redemption of bonds such as the Bonds (such as The Bond Buyer, Bloomberg Municipal Repositories, Financial Information Inc.'s Financial Daily Called Bond Service; Interactive Data Corporation's Bond Service; Kenny Information Service's Called Bond Service; and Standard & Poor's Called Bond Record). Upon the payment of the redemption price of Bonds being redeemed, each check issued for such purpose shall bear the CUSIP number identifying, by issue and maturity, the Bonds being redeemed with the proceeds of such check or other transfer. The Trustee shall use its best efforts to include the CUSIP number when payments of principal of premium, if any, and interest on the Bonds are made by wire transfer of funds.

         SECTION 3.05. REDEMPTION PAYMENTS. Pursuant to SECTION 6.12 hereof, on or prior to the Letter of Credit Termination Date, the Trustee is authorized and directed to draw upon the Letter of Credit in order to provide for the payment of the redemption price of the Bonds called for redemption, and is hereby authorized and directed to apply such funds to the payment of the principal of the Bonds or portions thereof called, together with accrued interest thereon to the redemption date. Following the Letter of Credit Termination Date, if on or prior to any date fixed for redemption, sufficient moneys shall be on deposit with the Trustee to pay the redemption price of the Bonds called for redemption, the Trustee is hereby authorized and directed to apply such funds to the payment of the principal of the Bonds or portions thereof called, together with accrued interest thereon to the redemption date, and any required premium. Upon the giving of notice and the deposit of moneys for redemption at the required times on or prior to the date fixed for redemption, as provided in this Article, interest on the Bonds or portions thereof thus called shall no longer accrue after the date fixed for redemption.

         SECTION 3.06. CANCELLATION. All Bonds which have been redeemed shall not be reissued but shall be cancelled and periodically cremated or otherwise destroyed by the Trustee in accordance with SECTION 2.09 hereof.

         SECTION 3.07.  PARTIAL REDEMPTION OF BONDS.

         (a) Upon surrender of any Bond for redemption in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the Owner thereof a new Bond or Bonds of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Bond surrendered.

         (b) In case a Bond is of a denomination larger than $5,000, a portion of such Bond ($5,000 or any integral multiple thereof) may be redeemed, but Bonds shall be redeemed only in the principal amount of $5,000 or any integral multiple thereof.

         (c) Notwithstanding anything to the contrary contained in this Indenture, whenever the Bonds are to be redeemed in part, Bonds which are Pledged Bonds at the time of selection of Bonds for redemption shall be selected for redemption prior to the selection of any other Bonds. If the aggregate principal amount of Bonds to be redeemed exceeds the aggregate principal amount of Pledged Bonds at the time of selection, the Trustee or, if the Book-Entry System is in effect, the Securities Depository, may select for redemption Bonds in an aggregate principal amount equal to such excess by lot or in such other manner as the Trustee may determine. If the Book-Entry System is in effect, upon a redemption of less than the entire amount of the Bonds outstanding, the Trustee shall (i) either exchange the Bond or Bonds held by the Securities Depository for a new Bond or Bonds in the appropriate principal amount, if such Bond is presented to the Trustee by the Securities Depository, or (ii) obtain from the Securities Depository a written confirmation of the reduction in the principal amount of the Bonds held by such Securities Depository.

         (d) No Bond may be redeemed in part if the principal amount thereof to remain Outstanding following such redemption is not itself an Authorized Denomination.

         SECTION 3.08. SINKING FUND. As and for a sinking fund for the redemption of the Bonds, the Issuer shall cause to be deposited in the Bond Fund on or before December 1, 1999, and on or before each December 1 thereafter to and including December 1, 2016, proceeds from a drawing under the Letter of Credit or, following the Letter of Credit Termination Date, other moneys which are sufficient to redeem the following principal amounts (after credit as provided below) of the Bonds (the final amount to be paid rather than redeemed):

                       DATE                                               PRINCIPAL
                       ----                                               ---------
                 December 1, 1997
                 December 1, 1998
                 December 1, 1999                                       $ 200,000.00
                 December 1, 2000                                         200,000.00
                 December 1, 2001                                         200,000.00
                 December 1, 2002                                         200,000.00
                 December 1, 2003                                         200,000.00
                 December 1, 2004                                         200,000.00
                 December 1, 2005                                         200,000.00
                 December 1, 2006                                         200,000.00
                 December 1, 2007                                         300,000.00
                 December 1, 2008                                         300,000.00
                 December 1, 2009                                         300,000.00
                 December 1, 2010                                         300,000.00
                 December 1, 2011                                         300,000.00
                 December 1, 2012                                         300,000.00
                 December 1, 2013                                         400,000.00
                 December 1, 2014                                         400,000.00
                 December 1, 2015                                         400,000.00
                 December 1, 2016                                         400,000.00
                 ----------------                                         ----------

                                                                      $ 5,000,000.00

         On or before the fifteenth (15th) day (or, subsequent to the Conversion Date, the thirtieth (30th) day) prior to each such sinking fund payment date, the Trustee shall proceed to call the principal amount of the Bonds indicated above for redemption on the next December 1, and give notice of such call. At its option, to be exercised with written notice to the Trustee on or before the forty-fifth (45th) day next preceding any such sinking fund redemption date, the Issuer, with the consent of the Company, may (a) deliver to the Trustee for cancellation the Bonds subject to redemption pursuant to the terms of the mandatory sinking fund provided in this SECTION 3.08 in an aggregate principal amount desired, or (b) receive credit in respect of its sinking fund redemption obligation for any Bonds subject to redemption pursuant to the terms of the mandatory sinking fund provided in this Section, which prior to said date have been redeemed (otherwise than through the operation of the sinking fund) and cancelled by the Trustee and not theretofore applied as a credit against any sinking fund redemption obligation. Each Bond so delivered or previously redeemed shall be credited by the Trustee at the principal amount thereof on the obligation of the Issuer on such sinking fund redemption date and the principal amount of Bonds to be redeemed by operation of such sinking fund on such date shall be accordingly reduced, and any excess over the principal amount of

Bonds to be redeemed by operation of the sinking fund on any sinking fund payment date shall be credited against future sinking fund payments in chronological order and the principal amount of Bonds required to be redeemed by operation of the sinking fund on subsequent sinking fund payment dates shall be correspondingly reduced.

                                   ARTICLE IV

                 CONVERSION OF INTEREST RATE; MANDATORY TENDER;
                             DEMAND PURCHASE OPTION

         SECTION 4.01. CONVERSION OF INTEREST RATE. The interest rate on the Bonds shall be converted from the Adjustable Rate to the Fixed Rate upon the exercise by the Company of the Conversion Option, and the Bonds shall be subject to mandatory tender for purchase by the Owners thereof on the Conversion Date. To exercise the Conversion Option, the Company shall deliver or mail by first class mail a notice to the Trustee at its Principal Office with respect to the determination of the Company to convert the interest rate on the Bonds from the Adjustable Rate to the Fixed Rate, which notice shall be delivered to the Trustee at least thirty (30) but not more than forty-five (45) days prior to the Conversion Date. The Trustee shall then deliver or mail by first class mail a notice in substantially the form attached hereto as EXHIBIT H at least twenty
(20) days but not more than thirty (30) days prior to the Conversion Date to the Owner of each Bond at the address shown on the registration books of the Issuer. If the Bonds are held in the Book-Entry System, such notice shall be provided by the Securities Depository in accordance with the requirements of the Securities Depository for the delivery of notices. Any notice given by the Trustee as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. Failure to mail any such notice, or the mailing of defective notice, to any Owner, shall not affect the proceeding for redemption as to any Owner to whom proper notice is mailed. Said notice shall state (a) the Conversion Date, and (b) that all Owners of Bonds must tender their Bonds to the Tender Agent for purchase on the Conversion Date, and that any Bonds not so tendered shall be deemed to have been tendered for purchase on the Conversion Date.

         As described above, Owners of Bonds shall be required to tender their Bonds on the Conversion Date to the Tender Agent for purchase at the Purchase Price, and any such Bonds not so tendered on the Conversion Date ("Untendered Bonds"), for which there has been irrevocably deposited in trust with the Trustee an amount of moneys sufficient to pay the Purchase Price of the Untendered Bonds, shall be deemed to have been purchased pursuant to this
SECTION 4.01. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO TENDER SUCH OWNER'S BONDS ON OR PRIOR TO THE CONVERSION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY

PAYMENT (INCLUDING ANY INTEREST TO ACCRUE SUBSEQUENT TO THE CONVERSION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNTENDERED BONDS, AND ANY UNTENDERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

         SECTION 4.02. MANDATORY TENDER OF BONDS UPON TERMINATION OF LETTER OF CREDIT. If a Substitute Letter of Credit has not been delivered to the Trustee at least sixty (60) days prior to the expiration of the Letter of Credit, in accordance with SECTION 4.4 of the Agreement, the Bonds shall be subject to mandatory tender by the Owners thereof for purchase on the Mandatory Tender Date. The Trustee shall deliver or mail by first class mail a notice in substantially the form attached hereto as EXHIBIT I, stating that the Letter of Credit will expire fifteen (15) days after the Mandatory Tender Date, and that, if the Book-Entry System is not in effect, all Owners of Bonds must tender their Bonds to the Tender Agent for purchase on the Mandatory Tender Date, and that any Bonds not so tendered shall be deemed to have been tendered for purchase on the Mandatory Tender Date. Such notice shall be delivered at least twenty (20) days but not more than thirty (30) days prior to the Mandatory Tender Date to the Owner of each Bond at the address shown on the registration books of the Issuer. Any notice given as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. Failure to mail any such notice, or the mailing of defective notice, to any Owner, shall not affect the proceeding for redemption as to any Owner to whom proper notice is mailed.

         As described above, Owners of Bonds shall be required to tender their Bonds on the Mandatory Tender Date to the Tender Agent for purchase at the Purchase Price, and any such Bonds not so tendered on the Mandatory Tender Date ("Untendered Bonds"), for which there have been irrevocably deposited in trust with the Trustee an amount of moneys sufficient to pay the Purchase Price of the Untendered Bonds, shall be deemed to have been purchased pursuant to this
SECTION 4.02. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO TENDER SAID OWNER'S BONDS ON OR PRIOR TO THE MANDATORY TENDER DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE SUBSEQUENT TO THE MANDATORY TENDER DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNTENDERED BONDS, AND ANY UNTENDERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

         The Bonds shall not be remarketed unless and until a Substitute Letter of Credit is provided to the Trustee pursuant to the terms of the Agreement.

         SECTION 4.03.  CONDITION TO CONVERSION; ADDITIONAL NOTICES.

         (a)      As a condition to the giving of notice as provided in SECTION
                  4.01 above, the Company shall provide the Trustee with an opinion of Bond Counsel to the effect that the proposed conversion of the interest rate on the Bonds will not adversely affect the exclusion of the interest on the Bonds from gross income for federal income tax purposes.

         (b) The delivery by the Company to the Trustee of a letter from Bond Counsel confirming the opinion required prior to the notification described above on such Conversion Date is a condition precedent to any such Conversion. In the event that the Company fails to deliver to the Trustee the letter of Bond Counsel referred to in the preceding sentence, such Conversion shall not take effect, and the Bonds shall continue to bear interest calculated by the method applicable prior to the proposed Conversion Date.

         (c) The Trustee shall provide the Tender Agent with a copy of any notice delivered to the Owners of the Bonds pursuant to
                  SECTION 4.01 OR 4.02 hereof.

         SECTION 4.04. DEMAND PURCHASE OPTION. Any Bond bearing interest at the Adjustable Rate shall be purchased at the Purchase Price from the Owner thereof upon:

         (a) delivery to the Tender Agent at its Principal Office and to the Remarketing Agent at its Principal Office of a written notice (said notice to be irrevocable and effective upon receipt) which (1) states the aggregate principal amount and Bond numbers of the Bonds to be purchased; and (2) states the date on which such Bonds are to be purchased, which date shall be a Tender Date not prior to the seventh (7th) day next succeeding the date of delivery of such notice; and

         (b) delivery to the Tender Agent at its Payment Office at or prior to 10:00 A.M., New York City time, on the date designated for purchase in the notice described in (a) above of such Bonds to be purchased, with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank, and if such Bonds are to be purchased prior to the next succeeding Interest Payment Date and after the Record Date in respect thereof, a due bill, payable to bearer, for interest due on such Interest Payment Date.

         If the Book-Entry System is in effect, the notice described in SECTION 4.04(i), above, may be delivered by the Participant on behalf of the Beneficial Owner of the Bond.

         SECTION 4.05. FUNDS FOR PURCHASE OF BONDS. On the date Bonds are to be purchased pursuant to SECTION 2.02(c), 4.01, 4.02 OR 4.04 hereof, such Bonds shall be purchased at the Purchase Price only from the funds listed below. Subject to the provisions of SECTION 6.12(b), funds for the payment of the Purchase Price shall be derived from the following sources in the order of priority indicated:

         (a) the proceeds of the sale of such Bonds which have been remarketed by the Remarketing Agent, and which proceeds are on deposit with the Trustee prior to 12:00 Noon, New York City time, on the Business Day preceding the date such Bonds are to be purchased by any entity other than the Company or the Issuer, or any affiliate of the foregoing;

         (b)      moneys drawn by the Trustee under the Letter of Credit; and

         (c) any other moneys furnished to the Trustee and available for such purpose.

         SECTION 4.06.  DELIVERY OF PURCHASED BONDS.

         (a) Bonds purchased with moneys described in SECTION 4.05(a) hereof shall be delivered by the Tender Agent, at its Delivery Office, to or upon the order of the purchasers thereof.

         (b) Bonds purchased with moneys described in SECTION 4.05(b) hereof shall be held by the Tender Agent in trust for the benefit of the Bank pursuant to the Pledge Agreement or, upon receipt of written instructions from the Bank, such Bonds shall be delivered by the Tender Agent to the Bank. If the Bonds are held in the Book-Entry System, such Bonds shall be recorded in the books of the Securities Depository for the account of the Tender Agent, as custodian for the Bank, as pledgee. The Bank's security interest in such Bonds shall be released only after the Tender Agent has been notified in writing by the Bank that the Letter of Credit has been fully reinstated.

         (c) Bonds purchased with moneys described in SECTION 4.05(c) shall, at the direction of the Company, be (A) delivered as instructed by the Company or (B) delivered to the Trustee for cancellation; provided, however, that any Bonds so purchased after the selection thereof by the Trustee for redemption shall be delivered to the Trustee for cancellation.

         (d) The Tender Agent shall deliver to the person to whom the Tender Agent is to deliver such Bonds the due bills, if any, delivered to the Tender Agent with such Bonds in accordance with SECTION 4.04 hereof.

         Bonds delivered as provided in this Section shall be registered in the manner directed by the recipient thereof.

         SECTION 4.07.  DELIVERY OF PROCEEDS OF SALE OF PURCHASED BONDS.

         (a) Except in the case of the sale of any Pledged Bonds, the proceeds of the sale of any Bonds delivered to the Tender Agent pursuant to SECTION 2.02(c), 4.01, 4.02 OR 4.04 hereof, to the extent not required to pay the Purchase Price thereof in accordance with SECTION 4.05 hereof, shall be paid to or upon the order of the Bank, to the extent required to satisfy the obligations of the Company under the Credit Agreement, and the balance, if any, shall be paid to or upon the order of the Company; provided, however, in the case of Pledged Bonds that are subsequently remarketed prior to an Interest Payment Date, the accrued interest paid by such new purchaser shall be deposited into the Remarketing Account of the Bond Fund and used to pay interest on the next Interest Payment Date.

         (b) In the event the Remarketing Agent shall have remarketed any Pledged Bonds and the Company shall have directed the Bank to deliver such Pledged Bonds (to the extent the Bank shall hold such Pledged Bonds) to the Tender Agent pursuant to Paragraph 2B of the Credit Agreement, such Bonds shall be delivered by the Tender Agent in accordance with SECTION 4.06(b) hereof and the proceeds of sale of such Bonds shall be delivered to the Bank; provided that any (i) premium or (ii) accrued interest in excess of amounts then due to the Bank pursuant to Paragraph 2A of the Credit Agreement received upon the sale of such Bonds shall be delivered by the Bank to or upon the order of the Company.

         SECTION 4.08. DUTIES OF TRUSTEE AND TENDER AGENT WITH RESPECT TO PURCHASE OF BONDS.

         (a) The Tender Agent shall hold all Bonds delivered to it pursuant to SECTION 2.02(c), 4.01, 4.02 OR 4.04 hereof in trust for the benefit of the respective Owners of Bonds which shall have so delivered such Bonds until moneys representing the Purchase Price of such Bonds shall have been delivered to or for the account of or to the order of such Owners of Bonds;

         (b) The Trustee shall hold all moneys delivered to it pursuant to this Indenture for the purchase of Bonds in a separate account, in trust for the benefit of the person or entity which shall have so delivered such moneys until the Bonds purchased with such moneys shall have been delivered to or for the account of such person or entity;

         (c) The Tender Agent shall deliver to the Trustee, the Company, the Bank and the Remarketing Agent a copy of each notice delivered to it in accordance with SECTION 4.04 hereof and, immediately upon the delivery to it of Bonds in accordance with said SECTION 4.04, give telephonic or telegraphic notice to the Company, the Trustee and the Bank specifying the principal amount of the Bonds so delivered; and

         (d) The Trustee shall draw moneys under the Letter of Credit in accordance with the terms thereof to the extent required by SECTIONS 4.05 AND 6.12 hereof to provide for timely payment of the Purchase Price of Bonds.

         SECTION 4.09. REMARKETING OF BONDS. Pursuant to the Remarketing Agreement, the Remarketing Agent will use its best efforts to remarket the Bonds at a price of par plus accrued interest, if any, and shall give notice by telephone or telex, promptly confirmed in writing, at or prior to 12:00 noon, New York City time, on the Business Day preceding the date any Bonds are to be purchased, to the Company, the Trustee and the Tender Agent, specifying the principal amount of such Bonds, if any, remarketed and the registration information of the purchasers, and shall deliver the proceeds of such sale to the Trustee.

                                    ARTICLE V

                                GENERAL COVENANTS

         SECTION 5.01. PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST. The Issuer covenants that it will promptly pay or cause to be paid the principal of, premium, if any, and interest on every Bond issued under this Indenture at the place, on the dates, and in the manner provided herein and in said Bonds according to the true intent and meaning thereof, but solely from the amounts pledged therefor which are from time to time held by the Trustee in the various accounts of the Bond Fund. The principal of, premium, if any, and interest on the Bonds are payable from the rental amounts to be paid under the Agreement and otherwise as provided herein and in the Agreement, which amounts are hereby specifically pledged to the payment thereof in the manner and to the extent herein specified, and nothing in the Bonds or in this Indenture shall be construed as pledging any other funds or assets of the Issuer. Neither the Issuer, the State, nor any political subdivision of the State shall in any event be liable for the payment of the principal of, premium, if any, or interest on any of the Bonds or for the performance of any pledge, obligation or agreement undertaken by the Issuer except to the extent that the moneys pledged herein are sufficient therefor.

         No Owner of any Bonds has the right to compel any exercise of taxing power of the Issuer to pay the Bonds or the interest thereon, and the Bonds do not constitute an indebtedness of the Issuer or a loan of credit thereof within the meaning of any constitutional or statutory debt limitation or restriction.

         SECTION 5.02. PERFORMANCE OF COVENANTS. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture and in the Agreement, in any and every Bond executed, authenticated and delivered hereunder and in all of its proceedings pertaining hereto. The Issuer covenants that it is duly authorized under the Constitution and laws of the State, including particularly and without limitation the Act, to issue the Bonds authorized hereby and to execute this Indenture, to assign the Agreement, and to pledge the rental amounts to be paid under the Agreement and other amounts hereby pledged in the manner and to the extent herein set forth, that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken, and that the Bonds in the hands of the Owners thereof are and will be valid and enforceable obligations of the Issuer according to the terms thereof and hereof.

         SECTION 5.03. INSTRUMENTS OF FURTHER ASSURANCE. The Issuer will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, transferring, conveying, pledging, assigning and confirming unto the Trustee all and singular the amounts pledged hereby to the payment of the principal of, premium, if any, and interest on the Bonds. The Issuer, except as herein and in the Agreement provided, will not sell, convey, mortgage, encumber or otherwise dispose of any part of the amounts, revenues and receipts payable under the Agreement or its rights under the Agreement.

         SECTION 5.04. RECORDING AND FILING. The Company has agreed pursuant to the Agreement that it will cause all financing statements related to this Indenture and all supplements hereto to be recorded and filed in such manner and in such places as may from time to time be required by law in order to preserve and protect fully the security of the Owners of the Bonds and the rights of the Trustee hereunder, and to take or cause to be taken any and all other action necessary to perfect the security interest created by this Indenture.

         SECTION 5.05. INSPECTION OF BOOKS. All books and records, if any, in the Issuer's possession relating to the Project and the amounts derived from the Project shall at all reasonable times be open to inspection by such accountants or other agents as the Trustee may from time to time designate.

         SECTION 5.06. LIST OF OWNERS OF BONDS. The Trustee will keep on file a list of names and addresses of the Owners of all Bonds as from time to time registered on the registration books maintained by the Trustee as Bond Registrar, together with the principal amount and numbers of such Bonds owned by each such Owner. At reasonable times and under reasonable regulations established by the Trustee, said list may be inspected and copied for any purpose by the Company or by the Owners (or a designated representative thereof) of fifteen percent (15%) or more in aggregate principal amount of Outstanding Bonds, such possession or ownership and the authority of such designated representative to be evidenced to the satisfaction of the Trustee. The Trustee shall furnish to the Issuer a list of Owners of Bonds then Outstanding within ten (10) days of a written request for said list from the Issuer.

         SECTION 5.07. RIGHTS UNDER AGREEMENT. The Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Issuer and the Company, and reference is hereby made to the Agreement for a detailed statement of said covenants and obligations of the Company thereunder, and the Issuer agrees that the Trustee in its name or in the name of the Issuer may enforce all rights of the Issuer and all obligations of the Company under and pursuant to the Agreement for and on behalf of the Owners of Bonds, whether or not the Issuer is in default hereunder.

         SECTION 5.08. ISSUER'S ELECTION TO ISSUE BONDS PURSUANT TO SECTION 144(a)(4). The Issuer hereby elects to have the $10,000,000 limitation set forth in Section 144(a)(4) of the Code apply to the Bonds and agrees to take all actions necessary to assure compliance with the provisions of said Section.

         SECTION 5.09. PAYMENTS OF TAXES, CHARGES, ETC. The Issuer represents that pursuant to the provisions in the Agreement, the Company has agreed at its own expense to pay, as the same respectively come due, all taxes, assessments and other governmental charges at any time lawfully levied or assessed upon or against the Project or any part thereof.

         SECTION 5.10. OBLIGATIONS TO MAINTAIN, REPAIR AND INSURE. The Issuer represents that pursuant to the provisions in the Agreement, the Company has agreed to cause the Project to be maintained, preserved and kept in good condition, repair and working order and to keep the Project insured to the extent provided therein.

         SECTION 5.11. AGREEMENT REFERENCES; LIEN OF INDENTURE SUBORDINATE TO AGREEMENT; ENFORCEMENT, OBLIGATIONS AND RIGHTS. It is understood and agreed that the Project has been leased to the Company under the Agreement. The Agreement, or memorandum thereof, is recorded in the Office of the Register of Deeds, Johnson County, Kansas, and an executed copy is on file in the office of the Trustee. Reference is hereby made to the Agreement for a detailed statement of the terms and conditions thereof and for a statement of the rights and obligations of the parties thereunder. The

Issuer agrees, upon the request of the Trustee, to enforce all covenants and obligations of the Company (at the expense of the Company) under the Agreement to the extent necessary to preserve the Project in good order and repair, and to protect the rights of the Trustee and the Bondowners hereunder with respect to the pledge and assignment of the rents, revenues and receipts coming due under the Agreement. The Issuer agrees that the Trustee, in its own name or in the name of the Issuer, may and is hereby granted the right to enforce all rights of the Issuer and all obligations of the Company under and pursuant to the Agreement, whether or not the Issuer is in default in its covenant to enforce such rights and obligations.

         SECTION 5.12. COVENANT NOT TO SELL OR DISPOSE OF INTEREST IN TRUST ESTATE AND NOT TO ENCUMBER EXCEPT IN ACCORDANCE WITH AGREEMENT AND INDENTURE. The Issuer covenants that so long as any Bonds authorized by and issued under this Indenture are Outstanding, it will not sell or otherwise dispose of its interest in the Project, except in accordance with the provisions of the Agreement, and that it will not encumber the same, or any part thereof, or its interest therein, or create or permit to be created any charge or lien on the payments to be derived pursuant to the Agreement except as provided in this Indenture.

                                   ARTICLE VI

                               REVENUES AND FUNDS

         SECTION 6.01. CREATION OF THE BOND FUND. There is hereby created and established with the Trustee a trust fund to be designated "Private Activity Revenue Bonds, Series 1996 (Simmons Company Project), of the City of Shawnee, Kansas - Bond Fund," which shall be used to pay when due the principal and Purchase Price of, premium, if any, and interest on the Bonds. Within the Bond Fund there is hereby created and established certain trust accounts, to be designated the "General Account," the "Letter of Credit Account," and the "Remarketing Account." Moneys drawn under the Letter of Credit shall be deposited in the Letter of Credit Account and shall be held separate and apart from moneys derived from any other source. Moneys received from the Remarketing Agent shall be deposited in the Remarketing Account and shall be held separate and apart from moneys derived from any other source. Unless otherwise specified, all moneys received by the Trustee for deposit into the Bond Fund shall be credited to the General Account. Any reference herein to the "Bond Fund" without further qualification or explanation shall, unless the context indicates otherwise, constitute a reference to the General Account.



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



         SECTION 6.02. PAYMENTS INTO THE BOND FUND. There shall be deposited into the Bond Fund from time to time the following:

         (a) any amount in the Construction Fund directed to be paid into the Bond Fund in accordance with the provisions of SECTION
                  6.07 OR 6.08 hereof, for deposit in the General Account;

         (b) all payments specified in SECTION 4.2 of the Agreement, for deposit in the General Account;

         (c) any moneys drawn under the Letter of Credit, for deposit in the Letter of Credit Account, and such moneys shall not be commingled with any other moneys on deposit with the Trustee;

         (d) amounts held by the Trustee pursuant to SECTION 4.08(b) hereof, for deposit in the Remarketing Account; and

         (e) all other moneys received by the Trustee under and pursuant to any of the provisions of the Agreement which are required to be or which are accompanied by directions that such moneys are to be paid into the Bond Fund, for deposit in the General Account.

         SECTION 6.03. USE OF MONEYS IN THE BOND FUND. Except as provided in this SECTION 6.03 and in SECTIONS 4.05, 4.08 AND 6.11 hereof, moneys in the various accounts of the Bond Fund shall be used solely for the payment of the principal of, premium, if any, and interest on the Bonds and for the redemption of the Bonds prior to maturity. Subject to the provisions of SECTION 6.12 hereof, funds for such payments of the principal of and premium, if any, and interest on the Bonds shall be derived from the following sources in the order of priority indicated:

         (a)      moneys drawn by the Trustee under the Letter of Credit; and

         (b) any other moneys furnished to the Trustee and available for such purpose.

         Notwithstanding the foregoing, amounts deposited into the General Account of the Bond Fund in accordance with SECTION 6.02(a) OR (b) hereof shall be paid by the Trustee to the Bank in order to reimburse the Bank to the extent of a corresponding drawing upon the Letter of Credit to pay the redemption price of any Bond called for redemption pursuant to SECTION 3.01 hereof.



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



         SECTION 6.04. PAYMENT OF BONDS WITH PROCEEDS OF REFUNDING BONDS. The principal of and interest on the Bonds may be paid from the proceeds of the sale of refunding obligations if, in the opinion of counsel experienced in bankruptcy matters, which opinion shall be satisfactory to the rating agency (if any) then providing the rating borne by the Bonds, the application of such refunding proceeds will not constitute a voidable preference in the event of the occurrence of an Act of Bankruptcy.

         SECTION 6.05. CONSTRUCTION FUND. There is hereby created and established with the Trustee a trust fund to be designated "Private Activity Revenue Bonds, Series 1996 (Simmons Company Project), of the City of Shawnee, Kansas - Construction Fund," which shall be expended in accordance with the provisions of the Agreement.

         SECTION 6.06. PAYMENTS INTO THE CONSTRUCTION FUND; DISBURSEMENTS. The net proceeds of the issuance and delivery of the Bonds shall be deposited in the Construction Fund and shall not be commingled with any other funds. The Trustee is hereby authorized and directed to make each disbursement from the Construction Fund required by the provisions of the Agreement. The Trustee shall keep and maintain adequate records pertaining to the Construction Fund and all disbursements therefrom, including records of all Requisitions made pursuant to the Agreement, and after the Project has been completed and a completion certificate has been filed as provided in SECTION 6.08 hereof, the Trustee shall, upon request of the Company, file an accounting thereof with the Issuer and the Company.

         SECTION 6.07. USE OF MONEY IN THE CONSTRUCTION FUND UPON DEFAULT. If the principal of the Bonds shall have become due and payable pursuant to ARTICLE IX hereof, any balance remaining in the Construction Fund shall without further authorization be transferred into the General Account of the Bond Fund.

         SECTION 6.08. COMPLETION OF THE PROJECT. The completion of the Project and payment or provision for payment of all Costs of the Project shall be evidenced by the filing with the Trustee of the certificate required by SECTION
3.5 of the Agreement. As soon as practicable and in any event not more than sixty (60) days from the date of the certificate referred to in the preceding sentence, any balance remaining in the Construction Fund (except amounts the Company shall have directed the Trustee to retain for any Cost of the Project not then due and payable) shall without further authorization be transferred into the General Account of the Bond Fund and thereafter applied in the manner provided in SECTION 3.5 of the Agreement; provided, that prior to the Letter of Credit Termination Date, in the event that a portion of the Bonds is to be redeemed with any balance remaining in the Construction Fund and transferred to the General Account of the Bond Fund, the Trustee is authorized and directed to draw upon the Letter of Credit to the extent of the redemption price of the Bonds so called for redemption, and promptly thereafter to transfer any amounts on deposit in the General Account of the Bond Fund to the Bank, to the extent necessary to reimburse the Bank for such drawing upon the Letter of Credit.

         SECTION 6.09. NONPRESENTMENT OF BONDS. In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity, or at the date fixed for redemption thereof, or otherwise, if moneys sufficient to pay any such Bond shall have been deposited with the Trustee for the benefit of the Owner thereof, all liability of the Issuer to the Owner thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such funds, uninvested or invested in Government Obligations maturing overnight, but in any event without liability for interest thereon, for the benefit of the Owner of such Bond which shall thereafter be restricted exclusively to such funds for any claim of whatever nature on its part under this Indenture with respect to such Bond.

         Subject to the provisions of SECTION 6.11, any moneys so deposited with and held by the Trustee not so applied to the payment of Bonds within two (2) years after the date on which the same shall have become due shall be repaid by the Trustee to the Company upon written direction of a Company Representative, and thereafter Owners of Bonds shall be entitled to look only to the Company for payment, and then to the extent of the amount so repaid, and all liability of the Trustee with respect to such money shall thereupon cease, and the Company shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.

         SECTION 6.10. MONEYS TO BE HELD IN TRUST. All moneys required to be deposited with or paid to the Trustee for the account of any fund or account referred to in any provision of this Indenture or the Agreement shall be held by the Trustee in trust, and shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the lien and security interest created hereby.

         SECTION 6.11. REPAYMENT TO THE BANK AND THE COMPANY FROM THE BOND FUND OR THE CONSTRUCTION FUND. Any amounts remaining in any account of the Bond Fund, the Construction Fund, or any other fund or account created hereunder (other than the Rebate Fund) after payment in full of the principal of, premium, if any, and interest on the Bonds, the fees, charges and expenses of the Trustee and all other amounts required to be paid hereunder, shall be paid immediately to the Bank to the extent of any indebtedness of the Company to the Bank under the Credit Agreement, and, after repayment of all such indebtedness, to the Company.

         SECTION 6.12.  LETTER OF CREDIT.

         (a) During the term of the Letter of Credit, the Trustee shall draw moneys under the Letter of Credit in accordance with the terms thereof to pay when due (whether by reason of maturity, the occurrence of an Interest Payment Date, redemption, acceleration or otherwise) the principal of and interest on the Bonds; and to the extent moneys described in SECTION 4.05(a) hereof are not available therefor, to pay when due the Purchase Price of Bonds. Without limiting the generality of the foregoing, at such time as the duration of the Interest Period is either three months or six months in duration, the Trustee is hereby instructed to draw upon the Letter of Credit on the first day of each month during such Interest Period, commencing with the first day of the second month of such Interest Period (or on the Business Day preceding the first day of each such month, in the event such day is not a Business Day), an amount equal to the interest on the Bonds that has accrued or will accrue during the month for which the drawing is being submitted, less, with respect to the final drawing of the Interest Period, investment earnings (if any) on any previous amounts drawn under the Letter of Credit, which investments earnings are on deposit in the Letter of Credit Account of the Bond Fund.

         (b) Notwithstanding any provision to the contrary which may be contained in this Indenture, including, without limitation,
                  SECTION 6.12(a), (i) in computing the amount to be drawn under the Letter of Credit on account of the payment of the principal or Purchase Price of, or interest on the Bonds, the Trustee shall exclude any such amounts in respect of any Bonds which are Pledged Bonds on the date such payment is due, and
                  (ii) amounts drawn by the Trustee under the Letter of Credit shall not be applied to the payment of the principal or Purchase Price of, or premium, if any, or interest on, any Bonds which are Pledged Bonds on the date such payment is due.

         (c) If for any reason the Trustee is unable to determine the rate of interest that will accrue on the Bonds, the Trustee shall assume a rate equal to the Maximum Rate for the drawing being submitted and will credit the difference in the Maximum Rate and the actual rate determined and shall apply such difference to the next payment of interest when due.

         SECTION 6.13 CREATION OF REBATE FUND; DUTIES OF TRUSTEE; AMOUNTS HELD IN REBATE FUND.

         (a) There is hereby created and established with the Trustee a trust fund to be held in trust to be designated "Private Activity Revenue Bonds, Series 1996 (Simmons Company Project, of the City of Shawnee, Kansas Rebate Fund."

         (b) In the manner and at the times required by the Code and consistent with the Tax Agreement or an opinion of Bond Counsel, the Trustee shall at the direction and expense of the Company, employ a Consultant to determine or cause to be determined, the Excess Investment Earnings on each fund or account held by the Trustee pursuant to this Indenture and shall deposit, from moneys held on deposit in such fund or account or from any lawfully available source, into the Rebate Fund an amount equal to such Excess Investment Earnings, plus such additional moneys, if any, which are necessary or required to be set aside for rebate to the United States under the Code, as determined by the Consultant.

         (c) All income or interest on the investment of moneys on deposit in the Rebate Fund shall remain in the Rebate Fund unless and until required to be rebated to the United States. Any funds remaining in the Rebate Fund after redemption and payment of all of the Bonds and payment in full of all amounts required to be rebated to the United States of America shall be withdrawn and paid to the Company.

         (d) The provisions in paragraphs (b) and (c) above shall not be applied if an exemption from rebate is provided by the Code as evidenced by an opinion of Bond Counsel.

         (e) Within sixty (60) days after December 1 of the years 2001, 2006, 2011 and within sixty (60) days after the retirement of all of the Outstanding Bonds, the Trustee shall pay to the United States from the Rebate Fund then from the Bond Fund, and if insufficient therefor, from amounts paid by the Company pursuant to SECTION 4.2 of the Agreement, the rebatable arbitrage calculated in accordance with the Code, as determined by the Consultant.

         SECTION 6.14. CREATION OF COSTS OF ISSUANCE FUND; AMOUNTS HELD IN COSTS OF ISSUANCE FUND.

         (a) There is hereby created and established with the Trustee a trust fund to be held in trust to be designated "Private Activity Revenue Bonds, Series 1996 (Simmons Company Project), of the City of Shawnee, Kansas - Costs of Issuance Fund."

         (b) Moneys in the Costs of Issuance Fund shall be disbursed from time to time by the Trustee for the payment of the Costs of Issuance upon the direction of the Company as evidenced by a requisition certificate in the form of EXHIBIT E to the Agreement executed by the Company and approved by the Issuer, or as approved by the Company on the Bond Closing Date. Expenditures from the Costs of Issuance Fund shall be made first from Bond proceeds and second from moneys provided by the Company. Moneys in the Costs of Issuance Fund shall be expended no later than 180 days after the Bond Closing Date. Any moneys remaining therein on such date or on such earlier date as the Issuer and Company shall certify that all Costs of Issuance have been paid shall be transferred to the Company to the extent such moneys constitute moneys provided by the Company, or to the Construction Fund to the extent such moneys constitute Bond proceeds, and the Costs of Issuance Fund shall be closed.

                                   ARTICLE VII

                              INVESTMENT OF MONEYS

         Any moneys held as a part of the Construction Fund, the Cost of Issuance Fund or any fund other than the Bond Fund or the Rebate Fund shall be invested or reinvested by the Trustee, to the extent permitted by law, at the written request of and as directed by a Company Representative, in any of the following qualified investments:

         (a) Bonds or obligations of counties, municipal corporations, school districts, political subdivisions, authorities, or bodies of the State;

         (b) Bonds or other obligations of the United States or of subsidiary corporations of the United States Government which are fully guaranteed by such government;

         (c) Obligations of agencies of the United States Government issued by the Federal Land Bank, the Federal Home Loan Bank, the Federal Intermediate Credit Bank, and the Central Bank for Cooperatives;

         (d) Bonds or other obligations issued by any Public Housing Agency or Municipal Corporation in the United States, which such bonds or obligations are fully secured as to the payment of both principal and interest by a pledge of annual contributions under an annual contributions contract or contracts with the United States Government, or project notes issued by any public housing agency, urban renewal agency, or municipal corporation in the United States which are fully secured as to payment of both principal and interest by a requisition, loan, or payment agreement with the United States Government;

         (e) Certificates of deposit of national or state banks located within the State which have deposits insured by the Federal Deposit Insurance Corporation. The portion of such certificates of deposit in excess of the amount insured by the Federal Deposit Insurance Corporation, if any, shall be secured by deposit, with the Federal Reserve Bank, or with any national or state bank or federal savings and loan association or state building and loan or savings and loan association located within the State, of one or more the following securities in an aggregate principal amount equal at least to the amount of such excess; direct and general obligations of this state or of any county or municipal corporation in this state, obligations of the United States or subsidiary corporations included in paragraph (b) hereof, obligations of the agencies of the United States Government included in paragraph (c) hereof, or bonds, obligations, or project notes of public housing agencies, urban renewal agencies, or municipalities included in paragraph (d) hereof;

         (f)      Repurchase agreements with respect to obligations included in
                  (a), (b), (c), (d) or (e) above and any other investments to the extent at the time permitted by then applicable law for the investment of public funds; and

         (g) Securities of or other interests in any no-load, open-end management type investment company or investment trust registered under the Investment Company Act of 1940, as from time to time amended, or any common trust fund maintained by any bank or trust company which holds such proceeds as trustee or by an affiliate thereof so long as:

                  (i) the portfolio of such investment company or investment trust or common trust fund is limited to the obligations referenced in paragraph (b) hereof and repurchase agreements fully collateralized by any such obligations;

                  (ii) such investment company or investment trust or common trust fund takes delivery of such collateral either directly or through an authorized custodian;

                  (iii) such investment company or investment trust or common trust fund is managed so as to maintain its shares at a constant net asset value; and

                  (iv) securities of or other interests in such investment company or investment trust or common trust fund are purchased and redeemed only through the use of national or state banks having corporate trust powers and located within this State.

         Any moneys held as a part of any account of the Bond Fund or the Rebate Fund shall be invested or reinvested by the Trustee, at the direction of the Company, to the extent permitted by law, in Government Obligations with such maturities as shall be required in order to assure full and timely payment of amounts required to be paid from the Bond Fund or the Rebate Fund, which maturities shall (in the case of the Bond

Fund), in any event, extend no more than thirty (30) days from the date of acquisition thereof; provided, that any moneys held pursuant to the provisions of SECTION 6.09 either shall be held uninvested or shall be invested in Government Obligations maturing on the next Business Day.

         The Trustee may make any and all such investments through its own bond or investment department or the bond or investment department of any bank or trust company under common control with the Trustee. All such investments shall at all times be a part of the fund or account from which the moneys used to acquire such investments shall have come and all income and profits on such investments shall be credited to, and losses thereon shall be charged against, such fund. All investments hereunder shall be registered in the name of the Trustee, as Trustee under the Indenture. All investments hereunder shall be held by or under the control of the Trustee. The Trustee shall sell and reduce to cash a sufficient amount of investments of funds in any account of the Bond Fund whenever the cash balance in such account of the Bond Fund is insufficient, together with any other funds available therefor, to pay the principal or Purchase Price of, premium, if any, and interest on the Bonds when due.

         The Issuer covenants and agrees that it will use the proceeds of the Bonds as soon as practicable and with all reasonable dispatch for the purpose for which the Bonds are issued, and the Issuer covenants and agrees that no part of the proceeds of the Bonds shall be invested in any securities or obligations except for the temporary period pending such use, nor used at any time, directly or indirectly, in a manner which will cause the Bonds to be classified as "arbitrage bonds" within the meaning of Section 148 of the Code.

                                  ARTICLE VIII

                             DISCHARGE OF INDENTURE

         SECTION 8.01. DISCHARGE OF INDENTURE. When the principal of, premium, if any, and interest due on all the Bonds shall have been paid in accordance with their terms or provision has been made for such payment, as provided in
SECTION 8.02 hereof, and provision shall also be made for paying all other sums payable hereunder, including the fees and expenses of the Trustee, then these presents and the estate and rights hereby granted shall cease, determine and be void, whereupon the Trustee shall cancel and discharge the lien of this Indenture, and execute and deliver to the Issuer such instruments in writing as shall be requisite to release the lien hereof and reconvey, release, assign and deliver unto the Issuer any and all of the estate, right, title and interest in and to any and all rights or property conveyed, assigned or pledged to the Trustee or otherwise subject to the lien of this Indenture, except (i) amounts in any account of the Bond Fund or Construction Fund required to be paid to the Bank or the Company under the terms of this Indenture, (ii) amounts held by the Trustee for the payment of the principal or Purchase Price of, premium, if any, or interest on particular Bonds, and (iii) amounts held in the Rebate Fund required to be paid to the United States.

         SECTION 8.02. DEFEASANCE OF BONDS. The following provisions of this
SECTION 8.02 shall apply only from and after the Conversion Date:

         Any Bond shall be deemed to be paid within the meaning of this Article and for all purposes of this Indenture when (a) payment of the principal of and premium, if any, on such Bond, plus interest thereon to the due date thereof (whether such due date is by reason of maturity or upon redemption as provided herein) either (i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been provided for by irrevocably depositing with the Trustee or a bank located in the State of Kansas and having full trust powers, in trust and irrevocably set aside exclusively for such payment, (i) moneys sufficient to make such payment or (ii) Government Obligations maturing as to principal and interest in such amounts and at such times as will insure, without further investment or reinvestment thereof, in the opinion of an independent certified public accounting firm of national reputation (a copy of which opinion shall be furnished to the rating agency then providing the rating borne by the Bonds), the availability of sufficient moneys to make such payment, (b) all necessary and proper fees, compensation and expenses of the Trustee and the Issuer pertaining to the Bonds with respect to which such deposit is made, including any payments required to be made to the Rebate Fund, shall have been paid or the payment thereof provided for to the satisfaction of the Trustee, and (c) the Issuer, at the expense of the Company, shall have given to the Trustee in form satisfactory to the Trustee an opinion of counsel experienced in bankruptcy matters, which opinion shall be satisfactory to the rating agency (if any) then providing the rating borne by the Bonds, to the effect that the application of such moneys will not constitute a voidable preference in the event of the occurrence of an Act of Bankruptcy. At such time as a Bond shall be deemed to be paid hereunder, as aforesaid, such Bond shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes of any such payment from such moneys or Government Obligations.

         Notwithstanding the foregoing, no deposit under clause (a)(ii) of the immediately preceding paragraph shall be deemed payment of such Bonds as aforesaid until (a) proper notice of redemption of such Bonds shall have been previously given in accordance with Article III of this Indenture, or in the event said Bonds are not by their terms subject to redemption within the next succeeding sixty (60) days, until the Company shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions to notify, as soon as practicable, the Owners of the Bonds, that the deposit required by (a)(ii) above has been made with the Trustee and that said Bonds are deemed to have been paid in accordance with this SECTION 8.02 and stating the maturity or redemption date upon which moneys are to be available for the payment of the principal of and the applicable redemption premium, if any, on said Bonds, plus interest thereon to the due date thereof; or (b) the maturity of such Bonds and (c) an opinion of Bond Counsel shall be delivered to the Trustee and the Issuer that the defeasance of the Bonds will not adversely affect the tax-exempt status of the Bonds.

         All moneys so deposited with the Trustee as provided in this SECTION
8.02 may also be invested and reinvested, at the direction of the Company, in noncallable Government Obligations, maturing in the amounts and times as hereinbefore set forth, and all income from all Government Obligations in the hands of the Trustee pursuant to this SECTION 8.02 which is not required for the payment of the Bonds and interest and premium, if any, thereon with respect to which such moneys shall have been so deposited shall be deposited in the General Account of the Bond Fund as and when realized and collected for use and application as are other moneys deposited in the General Account of the Bond Fund.

         The Issuer and the Trustee hereby covenant that no deposit will knowingly be made or accepted and no use knowingly made of any such deposit which would cause the Bonds to be treated as arbitrage bonds within the meaning of Section 148 of the Code.

         Notwithstanding any provision of any other article of this Indenture which may be contrary to the provisions of this SECTION 8.02, all moneys or Government Obligations set aside and held in trust pursuant to the provisions of this SECTION 8.02 for the payment of Bonds (including interest and premium thereon, if any) shall be applied to and used solely for the payment of the particular Bonds (including the interest and premium thereon, if any) with respect to which such moneys or Government Obligations have been so set aside in trust.

                                   ARTICLE IX

                              DEFAULTS AND REMEDIES

         SECTION 9.01. DEFAULTS. If any of the following events occur, it is hereby declared to constitute a "Default":

         (a) Default in the due and punctual payment of interest on any Bond;

         (b) Default in the due and punctual payment of the principal of or premium, if any, on any Bond, whether at the stated maturity thereof, or upon proceedings for redemption thereof, or upon the maturity thereof by declaration;

         (c) Default in the due and punctual payment of the Purchase Price of any Bond at the time required by SECTION 2.02(C), 4.01,
                  4.02 OR 4.04 hereof;

         (d) At any time prior to the Letter of Credit Termination Date, receipt by the Trustee, within ten (10) Business Days following a drawing under the Letter of Credit to pay interest or the portion of the Purchase Price corresponding to interest on the Bonds, of written notice from the Bank that the Letter of Credit will not be reinstated (in respect of interest) to an amount equal to at least fifty (50) days' interest on all Outstanding Bonds;

         (e) At any time prior to the Letter of Credit Termination Date, receipt by the Trustee of written notice from the Bank that an Event of Default has occurred under the Credit Agreement and instructing the Trustee to accelerate the Bonds;

         (f)      The occurrence of a Default under the Agreement;

         (g) Default in the performance or observance of any other of the covenants, agreements or conditions on the part of the Issuer in this Indenture or in the Bonds contained and failure to remedy the same after notice thereof pursuant to SECTION 9.12 hereof.

         SECTION 9.02. ACCELERATION. Upon the occurrence of (i) any Default under subsection (a), (b), (c), (f) or (g) of SECTION 9.01, the Trustee may, and at the written request of the Owners of not less than twenty-five percent (25%) in aggregate principal amount of Outstanding Bonds shall, or (ii) any Default under subsection (d) or (e) of SECTION 9.01, the Trustee shall, by notice in writing delivered to the Issuer and the Company (and, if the Book-Entry System is in effect, the Securities Depository), declare the principal of all Bonds and the interest accrued thereon to the date of such acceleration immediately due and payable. Upon any declaration of acceleration hereunder, the Trustee shall immediately declare the payments required to be made by the Company under
SECTION 4.2 of the Agreement to be immediately due and payable and, prior to the Letter of Credit Termination Date, shall draw moneys under the Letter of Credit to pay the principal of all Outstanding Bonds and the accrued interest thereon to the date of acceleration to the extent required by SECTION 6.12(A) hereof. Interest shall cease to accrue on the Bonds on the date of declaration of acceleration under this SECTION 9.02.

         SECTION 9.03. OTHER REMEDIES; RIGHTS OF OWNERS OF BONDS. Subject to the provisions of SECTION 9.02 hereof, upon the occurrence of a Default, the Trustee may pursue any available remedy at law or in equity to enforce the payment of the principal of, premium, if any, and interest on the Outstanding Bonds.

         Subject to the provisions of SECTION 9.02 hereof, if a Default shall have occurred and be continuing and if requested so to do by the Owners of twenty-five percent (25%) in aggregate principal amount of Outstanding Bonds and provided the Trustee is indemnified as provided in SECTION 10.01(l) hereof, the Trustee shall be obligated to exercise such one or more of the rights and powers conferred by this Section and by SECTION 9.02 hereof, as the Trustee, being advised by counsel, shall deem most expedient in the interests of the Owners of Bonds.

         Subject to the provisions of SECTION 9.02 hereof, no remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the Owners of Bonds) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Owners of Bonds hereunder or now or hereafter existing at law or in equity.

         No delay or omission to exercise any right or power accruing upon any Default shall impair any such right or power or shall be construed to be a waiver of any such Default or acquiescence therein; such right or power may be exercised from time to time as often as may be deemed expedient.

         No waiver of any Default hereunder, whether by the Trustee or by the Owners of Bonds, shall extend to or shall affect any subsequent Default or shall impair any rights or remedies consequent thereon.

         SECTION 9.04. RIGHT OF OWNERS OF BONDS TO DIRECT PROCEEDINGS. Subject to the provisions of SECTION 9.02 hereof, anything in this Indenture to the contrary notwithstanding, the Owners of a majority in aggregate principal amount of the Outstanding Bonds shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder provided that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

         SECTION 9.05. APPOINTMENT OF RECEIVERS. Upon the occurrence of a Default, and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the Owners of Bonds under this Indenture, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Trust Estate and of the revenues, earnings, income, products and profits thereof, pending such proceedings, with such powers as the court making such appointment shall confer.

         SECTION 9.06. WAIVER. To the extent permitted by law, the Issuer will not at any time insist upon, plead claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force solely for the purpose of preventing or hindering the enforcement of this Indenture, and the Issuer, for itself and



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



all who may claim through or under it, so far as it or they now or hereafter may lawfully do so, hereby waives the benefit of all such laws. The Issuer, for itself and all who may claim under it waives, to the extent that it lawfully may do so, all right to have the property in the Trust Estate marshalled upon any enforcement hereof.

         SECTION 9.07. APPLICATION OF MONEYS. All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article (other than moneys drawn under the Letter of Credit, which shall be deposited directly into the Letter of Credit Account of the Bond Fund) shall, after payment of the costs and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities and advances owing to or incurred or made by the Trustee, be deposited in the General Account of the Bond Fund and the moneys in each account of the Bond Fund shall be applied as follows:

         (a) Unless the principal of all the Bonds shall have become or shall have been declared due and payable, all such moneys shall be applied:

                  FIRST - To the payment to the persons entitled thereto of all installments of interest then due on the Bonds, in the order of the maturity of the installments of such interest (with interest on overdue installments of such interest, to the extent permitted by law, at the rate of interest borne by the Bonds) and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege; and

                  SECOND - To the payment to the persons entitled thereto of the unpaid principal of and premium, if any, on any of the Bonds which shall have become due (other than Bonds matured or called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), (with interest on overdue installments of principal and premium, if any, to the extent permitted by law, at the rate of interest borne by the Bonds) and, if the amount available shall not be sufficient to pay in full all Bonds due on any particular date, then to the payment ratably according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or privilege; and

                  THIRD - To the payment to the persons entitled thereto as the same shall become due of the principal of and premium, if any, and interest on the Bonds which may thereafter become due and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with interest and premium, if any, then due and owing thereon, payment shall be made ratably according to the amount of interest, principal and premium, if any, due on such date to the persons entitled thereto without any discrimination or privilege.

         (b) If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due, respectively, for principal and interest, to the persons entitled thereto without any discrimination or privilege, with interest on overdue installments of interest or principal, to the extent permitted by law, at the rate of interest borne by the Bonds.

         (c) If the principal of all the Bonds shall have been declared due and payable and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article, then, subject to the provisions of SECTION 9.07(b) hereof, in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of SECTION 9.07(a) hereof.

         Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue; provided, that upon an acceleration of Bonds pursuant to SECTION 9.02, interest shall cease to accrue on the Bonds on and after the date of such acceleration. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the Owner of any Bond until such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

         Whenever the principal of, premium, if any, and interest on all Bonds have been paid under the provisions of this Section and all expenses and charges of the Trustee have been paid, any balance remaining in any account of the Bond Fund shall be paid to the Company or the Bank as provided in SECTION 6.11 hereof.



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



         Notwithstanding anything to the contrary herein or otherwise, moneys drawn under the Letter of Credit shall be applied only to the payment of principal or Purchase Price of and accrued interest on the Bonds.

         SECTION 9.08. REMEDIES VESTED IN TRUSTEE. All rights of action (including the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceeding relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any Owners of the Bonds, and any recovery of judgment shall be for the equal and ratable benefit of the Owners of the Outstanding Bonds.

         SECTION 9.09. RIGHTS AND REMEDIES OF OWNERS OF BONDS. No Owner of any Bond shall have any right to institute any suit, action or proceeding at law or in equity for the enforcement of this Indenture or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder, unless (subject to the provisions of SECTION 9.02 hereof) (i) a Default has occurred of which the Trustee has been notified as provided in SECTION 10.01(h) hereof, or of which by said subsection it is deemed to have notice, (ii) the Owners of twenty-five percent (25%) in aggregate principal amount of Outstanding Bonds shall have made written request to the Trustee and shall have offered it reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding and shall have offered to the Trustee indemnity as provided in SECTION 10.01(l), and (iii) the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding. Such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder; it being understood and intended that no one or more Owners of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or equity shall be instituted, had and maintained in the manner herein provided and for the equal and ratable benefit of the Owners of all Outstanding Bonds. However, nothing contained in this Indenture shall affect or impair the right of any Owner of Bonds to enforce the payment of the principal or Purchase Price of, premium, if any, and interest on any Bond at and after the maturity thereof, or the obligation of the Issuer to pay the principal of, premium, if any, and interest on each of the Bonds issued hereunder to the respective Owners thereof at the time and place, from the source and in the manner in the Bonds expressed. No Owner of any Bond shall have any right to institute any suit, action or proceeding at equity or at law to enforce a drawing under the Letter of Credit.



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



         SECTION 9.10. TERMINATION OF PROCEEDINGS. In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case, the Issuer, the Trustee and the Owners of Bonds shall be restored to their former positions and rights hereunder, respectively, with regard to the property subject to this Indenture, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

         SECTION 9.11. WAIVERS OF DEFAULT. The Trustee shall waive any Default hereunder and its consequences and rescind any declaration of acceleration of principal upon the written request of the Owners of (a) more than two-thirds (2/3) in aggregate principal amount of all Outstanding Bonds in respect of which default in the payment of principal or interest, or both, exists or (b) more than two-thirds (2/3) in aggregate principal amount of Outstanding Bonds in the case of any other Default; PROVIDED, HOWEVER, that there shall not be waived any Default hereunder unless and until the Trustee shall have received written notice from the Bank that the Letter of Credit has been reinstated in full; and PROVIDED FURTHER that any Default under subsection (e) of SECTION 9.01 hereof may only be waived upon the written request of the Bank (and in such case the consent of the Owners of the Bonds shall not be required); and PROVIDED FURTHER that there shall not be waived any Default specified in subsection (a) or (b) of
SECTION 9.01 hereof unless prior to such waiver or rescission, the Company shall have caused to be paid to the Trustee (i) all arrears of principal and interest (other than principal of or interest on the Bonds which became due and payable by declaration of acceleration), with interest at the rate then borne by the Bonds on overdue installments, to the extent permitted by law, and (ii) all expenses of the Trustee in connection with such Default. In case of any waiver or rescission described above, or in case any proceeding taken by the Trustee on account of any such Default shall have been discontinued or concluded or determined adversely, then and in every such case the Issuer, the Trustee and the Owners of Bonds shall be restored to their former positions and rights hereunder, respectively, but no such waiver or rescission shall extend to any subsequent or other Default, or impair any right consequent thereon.

         Notwithstanding the foregoing, no waiver, rescission or annulment of a Default hereunder shall be made without the Bank's consent if the Bank shall theretofore have honored in full a drawing under the Letter of Credit in respect of such Default.

         SECTION 9.12. NOTICE OF DEFAULTS UNDER SECTION 9.01(g); OPPORTUNITY TO CURE SUCH DEFAULTS. Anything herein to the contrary notwithstanding, no Default under SECTION 9.01(g) hereof shall be deemed a Default until notice of such Default shall be given to the Issuer and the Company by the Trustee or by the Owners of not less than twenty-five percent (25%) in aggregate principal amount of all Outstanding Bonds, and the Issuer and the Company shall have had thirty
(30) days after receipt of such notice to correct said Default or to cause said Default to be corrected and shall not have corrected said Default or caused said Default to be corrected within the applicable period; provided, however, if said Default be such that it cannot be corrected within the applicable period, it shall not constitute a Default if corrective action is instituted by the Issuer or the Company within the applicable period and diligently pursued until the Default is corrected.

         With regard to any Default concerning which notice is given to the Issuer and the Company under the provisions of this Section, the Issuer hereby grants the Company full authority for the account of the Issuer to perform any covenant or obligation alleged in said notice to constitute a Default, in the name and stead of the Issuer with full power to do any and all things and acts to the same extent that the Issuer could do and perform any such things and acts and with power of substitution.

         SECTION 9.13. SUBROGATION RIGHTS OF BANK. The Bank shall be subrogated to the rights possessed under this Indenture by the Owners of the Bonds, to the extent the Letter of Credit is drawn upon and the amount of such drawing is not subsequently reimbursed to the Bank. For purposes of the subrogation rights of the Bank hereunder, (a) any reference herein to the Owners of the Bonds shall mean the Bank, (b) any principal of or interest on the Bonds paid with moneys collected pursuant to the Letter of Credit shall be deemed to be unpaid hereunder, and (c) the Bank may exercise any rights it would have hereunder as the Owner of the Bonds. The subrogation rights granted to the Bank in this Indenture are not intended to be exclusive of any other remedy or remedies available to the Bank and such subrogation rights shall be cumulative and shall be in addition to every other remedy given hereunder, under the Credit Agreement or under any other instrument or agreement with respect to the reimbursement of moneys paid by the Bank under the Letter of Credit or with respect to the security for the obligations of the Company under the Credit Agreement, and every other remedy now or hereafter existing at law or in equity or by statute.

         SECTION 9.14. SALE OF ISSUER'S INTEREST IN THE PROJECT IN EVENT OF DEFAULT. If an Event of Default shall have occurred, and subject to the rights of the Company under the Agreement, the Issuer shall, upon the request and at the written direction of the Trustee (given at the written direction of the Owners of twenty-five percent (25%) of the Bonds Outstanding), sell its interest in the Project or any part or parts thereof (which sale may be to the Bondowners for cash or in consideration for the forgiveness of all or any portion of the amounts owed in respect of the Bonds or otherwise under this Indenture or both), and shall cooperate with the Trustee in the offering for sale and sale of its interest in the Project, including the employing of such brokers or agents, the making of such repairs and improvements to the Project, and the taking of such other actions as shall, in the judgment of the Trustee, be necessary or appropriate in connection therewith. The net proceeds of such sale, after deducting all of the Issuer's and Trustee's reasonable fees, charges, costs, advances and expenses in or in connection therewith, including without limitation, all repossession costs, brokerage commissions, legal expenses and expenses of preparation for sale, shall be deposited in the Bond Fund and applied as provided in SECTION 9.07 hereof. The Issuer shall not be required to incur any costs in connection with such offer for sale or sale, other than those to be paid out of the proceeds of sale or out of funds advanced by the Bondowners for such purposes.

                                    ARTICLE X

                            TRUSTEE AND TENDER AGENT

         SECTION 10.01. ACCEPTANCE OF TRUSTS. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following express terms and conditions:

         (a) The Trustee, prior to the occurrence of a Default and after the curing of all Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the Agreement. In case a Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in the exercise of such rights and powers as an ordinary, prudent person would exercise or use in the conduct of such person's own affairs.

         (b) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees, but shall not be answerable for the conduct of the same if appointed with due care, and shall be entitled to advice of counsel concerning its duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Issuer or the Company) selected by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action or inaction taken or not taken, as the case may be, in good faith in reliance upon such opinion or advice.

         (c) The Trustee shall not be responsible for any recital herein or in the Bonds (except with respect to the certificate of authentication endorsed on the Bonds), or for insuring the Project, or for collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, or for the value or title of the Project or any lien waivers with respect to the Project, and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Company under the Agreement except as hereinafter set forth; but the Trustee may require of the Issuer and the Company full information and advice as to the performance of the aforesaid covenants, conditions and agreements.

         (d) The Trustee shall not be accountable for the use of any Bonds authenticated or delivered hereunder. The Trustee may become the Owner of Bonds secured hereby with the same rights which it would have if not the Trustee hereunder.

         (e) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the Owner of any Bond shall be conclusive and binding upon all future owners of the same Bond and upon Bonds issued in exchange therefor or in place thereof.

         (f) As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed by an Issuer Representative or a Company Representative as sufficient evidence of the facts therein contained and prior to the occurrence of a Default of which the Trustee has been notified as provided in SECTION 10.01(h) hereof, or of which by said subsection the Trustee is deemed to have notice, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed by it to be necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of such officials of the Issuer who executed the Bonds (or their successors in office) to the effect that a resolution in the form therein set forth has been adopted by the Issuer as conclusive evidence that such resolution has been duly adopted and is in full force and effect.

         (g) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful default.

         (h) The Trustee shall not be required to take notice or be deemed to have notice of any Default hereunder except for Defaults specified in subsections (a), (b), (c), (d) or (e) of SECTION
                  9.01 hereof, unless the Trustee shall be specifically notified in writing of such Default by the Issuer, the Bank or by the Owners of at least twenty-five percent (25%) in aggregate principal amount of Outstanding Bonds, and all notices or other instruments required by this Indenture to be delivered to the Trustee, must, in order to be effective, be delivered at the Principal Office of the Trustee, and in the absence of such notice so delivered the Trustee may conclusively assume there is no Default except as aforesaid.

         (i) At any and all reasonable times the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives, shall have the right fully to inspect all books and records of the Issuer pertaining to the Project and the Bonds, and to make such copies and memoranda from and with regard thereto as may be desired.

         (j) The Trustee shall not be required to give any bond or surety in respect of the execution of this Indenture or otherwise in respect of the premises.

         (k) Notwithstanding anything elsewhere in this Indenture with respect to the authentication of any Bonds, the withdrawal of any cash, the release of any property or any action whatsoever within the purview of this Indenture, the Trustee shall have the right, but shall not be required, to demand any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action, deemed desirable by the Trustee for the purpose of establishing the right of the Issuer to the authentication of any Bonds, the withdrawal of any cash or the taking of any other action.

         (l) Before taking any action under this Indenture or under the Agreement (other than (i) paying the principal or Purchase Price of, redemption premium (if any) and interest on the Bonds as the same shall become due and payable, (ii) drawing upon the Letter of Credit, and (iii) declaring an acceleration under SECTION 9.02 as a result of a Default under SECTION 9.01(d) OR (e)), the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of any expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its negligence or willful default in connection with any such action.

         (m) All moneys received by the Trustee shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received but need not be segregated from other funds except to the extent otherwise required herein or required by law.

         SECTION 10.02. FEES, CHARGES AND EXPENSES OF THE TRUSTEE. The Trustee shall be entitled to payment of reasonable fees for its services rendered hereunder and reimbursement of all advances, counsel fees and other expenses reasonably made or incurred by the Trustee in connection with such services. Upon the occurrence of a Default, but only upon the occurrence of a Default, the Trustee shall have a first lien with right of payment prior to payment on account of principal of, premium, if any, and interest on any Bond upon the Trust Estate (exclusive of the proceeds of any drawing under the Letter of Credit, proceeds of the remarketing of the Bonds and funds held by the Trustee for matured and unpresented Bonds) for the foregoing fees, charges and expenses of the Trustee. When the Trustee incurs expenses or renders services after the occurrence of an Act of Bankruptcy with respect to the Company, the expenses and the compensation for the services are intended to constitute expenses of administration under any federal or state bankruptcy, insolvency, arrangement, moratorium, reorganization or other debtor relief law. The Issuer shall have no liability to pay any fees, charges or other expenses of the Trustee hereinabove mentioned except from the amounts pledged under this Indenture.

         SECTION 10.03. NOTICE TO OWNERS OF BONDS IF DEFAULT OCCURS. If a Default occurs of which the Trustee has been notified as provided in SECTION 10.01(h) hereof, or of which by said subsection it is deemed to have notice, then the Trustee shall promptly give notice thereof to the Bank and to the Owner of each Bond.

         SECTION 10.04. INTERVENTION BY THE TRUSTEE. In any judicial proceeding which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of the Owners of the Bonds, the Trustee may intervene on behalf of the Owners of the Bonds and shall do so if requested in writing by the Bank or the Owners of at least twenty-five percent (25%) of the aggregate principal amount of Outstanding Bonds.

         SECTION 10.05. SUCCESSOR TRUSTEE. Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become successor Trustee hereunder and vested with all of the title to the Trust Estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 10.06. RESIGNATION BY THE TRUSTEE. The Trustee and any successor Trustee may at any time resign from the trusts hereby created by giving thirty (30) days' notice to the Issuer, the Bank, the Tender Agent, the Remarketing Agent, the Company, and the Owner of each Bond. Such resignation shall not take effect until the appointment of a successor Trustee or temporary Trustee.

         SECTION 10.07. REMOVAL OF THE TRUSTEE. The Trustee may be removed at any time by an instrument in writing signed by the Issuer delivered to the Trustee or by an instrument or concurrent instruments in writing delivered to the Trustee and to the Issuer and signed by the Owners of a majority in aggregate principal amount of Outstanding Bonds. Such removal shall not take effect until the appointment of a successor Trustee or temporary Trustee.

         SECTION 10.08. APPOINTMENT OF SUCCESSOR TRUSTEE BY OWNERS OF BONDS. In case the Trustee hereunder shall resign or be removed, or be dissolved, or shall be in the course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor may be appointed by the Owners of a majority in aggregate principal amount of Outstanding Bonds by an instrument or concurrent instruments in writing signed by such Owners, or by their attorneys-in-fact duly authorized, a copy of which shall be delivered personally or sent by registered mail to the Issuer, the Company, the Tender Agent and the Bank. In case of any such vacancy, the Issuer, by an instrument executed by its official who executed the Bonds or said official's successor in office, may appoint a temporary successor Trustee to fill such vacancy until a successor Trustee shall be appointed by the Owners of Bonds in the manner above provided; and such temporary successor Trustee so appointed by the Issuer shall immediately and without further act be superseded by the Trustee appointed by the Owners of Bonds. If no successor Trustee has accepted appointment in the manner provided in SECTION 10.09 hereof within sixty
(60) days after the Trustee has given notice of resignation to the Issuer and the Owner of each Bond, the Trustee may petition any court of competent jurisdiction for the appointment of a temporary successor Trustee; provided that any Trustee so appointed shall immediately and without further act be superseded by a Trustee appointed by the Issuer or the Owners of Bonds as provided above. Every successor Trustee appointed pursuant to the provisions of this Section shall be, if there be such an institution willing, qualified and able to accept the trust upon customary terms, a bank or trust company within or without the State, in good standing and having or be wholly owned by an entity having reported capital and surplus of not less than $50,000,000 and rated Baa3/Prime-3 or better by Moody's (or a substantially equivalent rating by such other rating agency then providing the rating borne by the Bonds).

         SECTION 10.09. ACCEPTANCE BY SUCCESSOR TRUSTEE. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer and the Company an instrument in writing accepting such appointment hereunder and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but its predecessor shall, nevertheless, on the written request of the Issuer, or of its successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the estate, rights, powers and duties hereby vested or intended to be vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

         SECTION 10.10. APPOINTMENT OF CO-TRUSTEE. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the laws of the State) denying or restricting the right of banking corporations or associations to transact business as Trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or the Agreement, and in particular in case of the enforcement thereof on Default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein or therein granted to the Trustee or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, the Trustee may appoint an additional individual or institution as a separate or Co-Trustee, in which event each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture or the Agreement to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or Co-Trustee, but only to the extent necessary to enable such separate or Co-Trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or Co-Trustee shall run to and be enforceable by either of them.

         Should any deed, conveyance or instrument in writing from the Issuer be required by the separate or Co-Trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate or Co-Trustee, or a successor, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or Co-Trustee, so far as permitted by law, shall vest in and be exercised by the



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



Trustee until the appointment of a successor to such separate or Co-Trustee. Any Co-Trustee appointed by the Trustee pursuant to this Section may be removed by the Trustee, in which case all powers, rights and remedies vested in the Co-Trustee shall again vest in the Trustee as if no such appointment of a Co-Trustee had been made.

         SECTION 10.11. SUCCESSOR TENDER AGENT; APPOINTMENT OF CO-TENDER AGENT.

         (a) Any corporation or association into which the Tender Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become the successor Tender Agent hereunder, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         (b) The Tender Agent may at any time resign by giving thirty (30) days' notice to the Issuer, the Trustee, the Company and the Remarketing Agent. Such resignation shall not take effect until the appointment of a successor Tender Agent.

         (c) The Tender Agent may be removed at any time by an instrument in writing delivered to the Trustee and the Tender Agent by the Issuer or the Company, with the prior written approval of the Bank. In no event, however, shall any removal of the Tender Agent take effect until a successor Tender Agent shall have been appointed.

         (d) In case the Tender Agent shall resign or be removed, or be dissolved, or shall be in the course of dissolution or liquidation, or otherwise become incapable of acting as Tender Agent, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor may be appointed by the Company with the prior written approval of the Issuer and the Bank. Every successor Tender Agent appointed pursuant to the provisions of this Section shall be, if there be such an institution willing, qualified and able to accept the duties of the Tender Agent upon customary terms, a bank or trust company within or without the State, in good standing and having reported capital and surplus of not less than $50,000,000 and rated Baa3/Prime-3 or better by Moody's (or a substantially equivalent rating by such other rating agency then providing the rating borne by the Bonds). Any such successor shall be acceptable to the Issuer and the Trustee. Written notice of such appointment shall immediately be given by the Company to the Trustee and the Trustee shall cause written notice of such appointment to be given



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



                  to the Owners of the Bonds. Any successor Tender Agent shall execute and deliver an instrument accepting such appointment and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all rights, powers, duties and obligations of its predecessor, with like effect as if originally named as Tender Agent, but such predecessor shall nevertheless, on the written request of the Company, the Trustee or the Issuer, or of the successor, execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in such successor all rights, powers, duties and obligations of such predecessor. If no successor Tender Agent has accepted appointment in the manner provided above within 90 days after the Tender Agent has given notice of its resignation as provided above, the Tender Agent may petition any court of competent jurisdiction for the appointment of a temporary successor Tender Agent; provided that any Tender Agent so appointed shall immediately and without further act be superseded by a Tender Agent appointed by the Company as provided above.

         (e) In the event the Tender Agent shall determine at any time that the duties and obligations of the Tender Agent described herein and in the Tender Agent Agreement require the appointment of a Co-Tender Agent, the Tender Agent may appoint an additional institution as a separate or Co-Tender Agent, in which event each and every remedy, power, right, claim, demand, cause of action, immunity and interest expressed or intended by this Indenture and by the Tender Agent Agreement to be exercised by or conveyed to the Tender Agent with respect thereto shall be exercisable by and vest in such separate or Co-Tender Agent, but only to the extent necessary to enable such separate or Co-Tender Agent to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or Co-Tender Agent shall run to and be enforceable by either of them. Such Co-Tender Agent shall be acceptable so long as it satisfies the requirements set forth above with respect to the appointment of a successor Tender Agent.

         SECTION 10.12. SUCCESSOR REMARKETING AGENT.

         (a) Any corporation or association into which the Remarketing Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become the successor Remarketing Agent hereunder, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         (b)      The Remarketing Agent may at any time resign by giving thirty
                  (30) days' notice to the Issuer, the Trustee, the Bank, the Company and the Tender Agent. Such resignation shall not take effect until the appointment of a successor Remarketing Agent.

         (c) The Remarketing Agent may be removed at any time by an instrument in writing delivered to the Trustee and the Tender Agent by the Company, with the prior written approval of the Bank. In no event, however, shall any removal of the Remarketing Agent take effect until a successor Remarketing Agent shall have been appointed.

         (d) In case the Remarketing Agent shall resign or be removed, or be dissolved, or shall be in the course of dissolution or liquidation, or otherwise become incapable of acting as Remarketing Agent, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor may be appointed by the Company with the prior written approval of the Issuer and the Bank. Every successor Remarketing Agent appointed pursuant to the provisions of this Section shall be, if there be such an institution willing, qualified and able to accept the duties of the Remarketing Agent upon customary terms, a bank or trust company or any entity rated Baa3/Prime-3 or better, within or without the State, in good standing and having reported capital and surplus of not less than $10,000,000 and rated Baa3/Prime-3 or better by Moody's (or a substantially equivalent rating by such other rating agency then providing the rating borne by the Bonds). Any such successor shall be acceptable to the Issuer and Trustee. Written notice of such appointment shall immediately be given by the Company to the Trustee and the Trustee shall cause written notice of such appointment to be given to the Owners of the Bonds. Any successor Remarketing Agent shall execute and deliver an instrument accepting such appointment and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all rights, powers, duties and obligations of its predecessor, with like effect as if originally named as Remarketing Agent, but such predecessor shall nevertheless, on the written request of the Company, the Trustee or the Issuer, or of the successor, execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in such successor all rights, powers, duties and obligations of such predecessor. If no successor Remarketing Agent has accepted appointment in the manner provided above within 90 days after the Remarketing Agent has given notice of its resignation as provided above, the Remarketing Agent may petition any court of competent jurisdiction for the appointment of a temporary successor Remarketing Agent; provided that any Remarketing Agent so appointed shall immediately and without further act be superseded by a Remarketing Agent appointed by the Company as provided above.

         SECTION 10.13. NOTICE TO RATING AGENCIES. The Trustee shall provide Moody's or S&P, as appropriate, so long as either of such rating agencies shall provide the rating borne by the Bonds, with prompt written notice following the effective date of such event of (a) any successor Trustee, any successor Tender Agent, and any successor Remarketing Agent, (b) any Substitute Bank, (c) any material amendments to this Indenture or the Agreement, (d) the expiration or termination of any Letter of Credit, (e) the conversion of the interest rate borne by the Bonds from the Adjustable Rate to the Fixed Rate, (f) a change in the duration of the Interest Period (and the duration of the new Interest Period), (g) the occurrence of a Mandatory Tender Date, or (h) the redemption in whole of the Bonds or the payment in full of the Bonds at maturity.

         SECTION 10.14 NOTICE TO BONDOWNERS. Pursuant to SECTION 4.4 of the Agreement, the Company may provide for the delivery to the Trustee of a Substitute Letter of Credit, in accordance with the terms set forth in the Agreement. The Company has agreed that it will promptly notify the Trustee of its intention to deliver a Substitute Letter of Credit. Upon receipt of such notice, the Trustee will promptly mail a notice of the anticipated delivery of a Substitute Letter of Credit by first-class mail to the Issuer, the Remarketing Agent and each Bondowner at the Owner's registered address, which notice must be mailed not later than the date of the notice of mandatory tender as described in this Indenture.

                                   ARTICLE XI

                             SUPPLEMENTAL INDENTURES

         SECTION 11.01. SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF OWNERS OF BONDS. The Issuer and the Trustee may, with the consent of the Bank and upon receipt of an opinion of Bond Counsel to the effect that the proposed supplemental indenture will not adversely affect the excludability of interest on the Bonds from gross income for federal income tax purposes and is authorized by this Indenture, and without consent of, or notice to, any of the Owners of Bonds, enter into an indenture or indentures supplemental to this Indenture for any one or more of the following purposes:

         (a) To cure any ambiguity or formal defect or omission in this Indenture;

         (b) To grant to or confer upon the Trustee for the benefit of the Owners of Bonds any additional rights, remedies, powers or authorities that may lawfully be granted to or conferred upon the Owners of Bonds or the Trustee;

         (c) To subject to this Indenture additional revenues, properties or collateral;

         (d) To modify, amend or supplement this Indenture or any indenture supplemental hereof in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act of 1939, as amended, or any similar federal statute hereafter in effect or to permit the qualification of the Bonds for sale under the securities laws of any of the states of the United States of America;

         (e) To evidence the appointment of a separate or Co-Trustee or the succession of a new Trustee hereunder;

         (f) To correct any description of, or to reflect changes in, any of the properties comprising the Trust Estate;

         (g) To make any revisions of this Indenture that shall be required by Moody's or S&P in order to obtain or maintain an investment grade rating on the Bonds;

         (h) To provide for an uncertificated system of registering the Bonds or to provide for changes to or from the Book-Entry System; or

         (i) To effect any other change herein which, in the judgment of the Issuer, is not materially prejudicial to the Trustee or the Owners of Bonds; or

         (j) To conform this Indenture to the Code or other future applicable federal law concerning tax-exempt obligations.

         In the event S&P and/or Moody's has issued a rating of any of the Bonds, S&P and/or Moody's, as the case may be, shall receive prior written notice from the Trustee of the proposed amendment but such notice shall not be a condition of the effectiveness of such amendment.



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



         SECTION 11.02. SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF OWNERS OF BONDS. Exclusive of supplemental indentures permitted by SECTION 11.01 hereof and subject to the terms and provisions contained in this Section, and not otherwise, the Bank and the Owners of not less than two-thirds (2/3) in aggregate principal amount of the Outstanding Bonds shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing in this Section or in SECTION 11.01 hereof contained shall permit, or be construed as permitting, without the consent of the Bank and the Owners of all Bonds Outstanding, (a) an extension of the maturity of the principal of, or the interest on, any bond issued hereunder, or (b) a reduction in the principal amount or Purchase Price of, or redemption premium on, any Bond or the rate of interest thereon, or (c) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or (d) a reduction in the aggregate principal amount of the Bonds required for consent to such supplemental indentures or any modifications or waivers of the provisions of this Indenture or the Agreement, or (e) the creation of any lien ranking prior to or on a parity with the lien of this Indenture on the Trust Estate or any part thereof, except as hereinbefore expressly permitted, or (f) the deprivation of the Owner of any Outstanding Bond of the lien hereby created on the Trust Estate.

         If at any time the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be given to the Bank and to the Owners of the Bonds as provided in SECTION 3.04 of this Indenture; provided, that prior to the delivery of such notice, the Trustee may require that an opinion of Bond Counsel be furnished to the effect that the supplemental indenture complies with the provisions of this Indenture and will not adversely affect the excludability of interest on the Bonds from gross income for federal income tax purposes. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the Principal Office of the Trustee for inspection by all Owners of Bonds. If, within sixty (60) days or such longer period as shall be prescribed by the Issuer following such notice, the Bank and the Owners of not less than two-thirds (2/3) in aggregate principal amount of the Bonds Outstanding at the time of the execution of any such supplemental indenture shall have consented to and approved the execution thereof as herein provided, no Owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the

Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture as in this Section permitted and provided, this Indenture shall be and be deemed to be modified and amended in accordance therewith.

         Anything herein to the contrary notwithstanding, a supplemental indenture under this Article which affects any rights of the Company shall not become effective unless and until the Company shall have consented to the execution and delivery of such supplemental indenture. In this regard, the Trustee shall cause notice of the proposed execution of any such supplemental indenture together with a copy of the proposed supplemental indenture to be mailed to the Company at least fifteen (15) Business Days prior to the proposed date of execution and delivery of any such supplemental indenture.

         In the event S&P and/or Moody's has issued a rating of any of the Bonds, S&P and/or Moody's, as the case may be, shall receive prior written notice from the Trustee of the proposed amendment but such notice shall not be a condition of the effectiveness of such amendment.

                                   ARTICLE XII

                             AMENDMENT OF AGREEMENT

         SECTION 12.01. AMENDMENTS TO AGREEMENT NOT REQUIRING CONSENT OF OWNERS OF BONDS. The Issuer and the Trustee may, with the consent of the Bank and upon receipt of an opinion of Bond Counsel to the effect that the proposed amendment will not adversely affect the excludability of interest on the Bonds from gross income for federal income tax purposes and is authorized by this Indenture, and without the consent of or notice to the Owners of Bonds, consent to any amendment, change or modification of the Agreement as may be required (a) by the provisions of the Agreement, (b) for the purpose of curing any ambiguity or formal defect or omission in the Agreement, (c) so as to more precisely identify the Project, or to substitute or add additional improvements or equipment to the Project or additional rights or interests in property acquired in accordance with the provisions of the Agreement, (d) to enter into an indenture or indentures supplemental hereto as provided in SECTION 11.01 hereof, (e) to make any revisions that shall be required by Moody's and/or S&P in order to obtain or maintain an investment grade rating on the Bonds, (f) in connection with any other change therein which, in the judgment of the Trustee, is not materially prejudicial the Trustee or the Owners of Bonds, or (g) to conform the Agreement to the Code or other future applicable federal law concerning tax-exempt obligations.

         SECTION 12.02. AMENDMENTS TO AGREEMENT REQUIRING CONSENT OF OWNERS OF BONDS. Except for the amendments, changes or modifications as provided in
SECTION 12.01 hereof, neither the Issuer nor the Trustee shall consent to any other amendment, change or modification of the Agreement without mailing of notice and the written approval or consent of the Bank and the Owners of at least two-thirds (2/3) in aggregate principal amount of the Outstanding Bonds, provided that the consent of the Bank and the Owners of all Bonds Outstanding is required for any amendment, change or modification of the Agreement that would permit the termination or cancellation of the Agreement or a reduction in or postponement of the payments under the Agreement or any change in the provisions relating to payment thereunder. If at any time the Issuer and the Company shall request the consent of the Trustee to any such proposed amendment, change or modification of the Agreement, the Trustee shall, upon being satisfactorily indemnified by the Company with respect to expenses, cause notice of such proposed amendment, change or modification to be given in the same manner as provided by SECTION 11.02 hereof with respect to supplemental indentures; provided, that prior to the delivery of such notice or request, the Trustee and the Issuer may require that an opinion of Bond Counsel be furnished to the effect that such amendment, change or modification complies with the provisions of this Indenture and will not adversely affect the excludability of interest on the Bonds from gross income for federal income tax purposes. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the Principal Office of the Trustee for inspection by all Owners of Bonds.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         SECTION 13.01. CONSENTS OF OWNERS OF BONDS. Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by the Owners of Bonds may be in any number of concurrent documents and may be executed by such Owners of Bonds in person or by agent appointed in writing. Proof of the execution of any such consent, request, direction, approval, objection or other instrument or of the written appointment of any such agent or of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken by it under such request or other instrument. The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by an officer authorized by law to take acknowledgments of deeds certifying that the person signing such instrument or writing acknowledged to him the execution thereof. The fact of ownership of Bonds and the amount or amounts, numbers and other identification of such Bonds, and the date of owning the same shall be proved by the registration books of the Issuer maintained by the Trustee pursuant to SECTION 2.08 hereof.

         SECTION 13.02. LIMITATION OF RIGHTS. With the exception of any rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any person or company other than the parties hereto, the Tender Agent, the Bank and the Owners of the Bonds, any legal or equitable right, remedy or claim under or with respect to this Indenture or any covenants, conditions and provisions herein contained; this Indenture and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, the Tender Agent, the Bank and the Owners of the Bonds as herein provided.

         SECTION 13.03. SEVERABILITY. If any provision of this Indenture shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatever.

         SECTION 13.04. NOTICES. Any notice, request, complaint, demand, communication or other paper shall be sufficiently given and shall be deemed given when delivered or mailed by registered or certified mail, postage prepaid or sent by telegram, addressed as follows:

If to the Issuer:
         City of Shawnee, Kansas
         Shawnee City Hall
         11110 Johnson Drive
         Shawnee, Kansas 66203
         Attention:  Finance Director

If to the Trustee:
         State Street Bank and Trust
           Company of Missouri, N.A.
         One Mercantile Center
         17th Floor
         7th & Washington
         P.O. Box 321 (Zip 63166-0321)
         St. Louis, Missouri  63101
         Attention:  Corporate Trust Department

Payment Office (to surrender Bonds for payment or for exchange and registration):

         State Street Bank and Trust Company
         Corporate Trust Department
         P.O. Box 778
         Boston, Massachusetts 02102
         or

         State Street Bank and Trust Company
         Two International Place, 4th Floor
         Corporate Trust Window
         Boston, Massachusetts 02110

If to the Company:
         Simmons Company
         One Concourse Parkway,
         Suite 600
         Atlanta, Georgia 30328-5346
         Attention:  Vice President-Finance, Treasurer

If to the Bank:
         SunTrust Bank, Atlanta
         25 Park Place, 10th Floor
         Atlanta, Georgia 30303
         Attention:  Letter of Credit Department

If to the issuer of a Substitute Letter of Credit:

         Its address designated in
         writing to the Trustee

If to the Remarketing Agent:

         Its Principal Office

If to the Tender Agent:
         State Street Bank and Trust
          Company of Missouri, N.A.
         One Mercantile Center
         17th Floor
         7th & Washington
         P.O. Box 321 (Zip 63166-0321)
         St. Louis, Missouri 63101
         Attention:  Corporate Trust Department

Payment Office (to surrender Bonds for payment or for exchange and registration):

         State Street Bank and Trust Company
         Corporate Trust Department
         P.O. Box 778
         Boston, Massachusetts 02102

If to Moody's:
         Moody's Investors Service, Inc.
         99 Church Street
         New York, New York 10007
         Attention:  Corporate Department, Structured Finance Group

 If to S&P:
         Standard & Poor's Corporation
         25 Broadway
         New York, New York 10004
         Attention:  Corporate Finance Department

A duplicate copy of each notice required to be given hereunder by any person listed above shall also be given to the others. The Issuer, the Company, the Trustee, the Remarketing Agent, the Tender Agent and the Bank, and the issuer of any Substitute Letter of Credit, may designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent. Except for those writings requiring original signatures, any written notice, instruction or confirmation required hereunder may be provided by telex, telegraph or facsimile transmission.

         SECTION 13.05. PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for purchase or redemption of any Bonds shall not be a Business Day, then payment of principal, Purchase Price, premium, if any, or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for purchase or redemption.

         SECTION 13.06. COUNTERPARTS. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of such shall constitute but one and the same instrument.

         SECTION 13.07. APPLICABLE PROVISIONS OF LAW. This Indenture shall be governed by and construed in accordance with the laws of the State.



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



         SECTION 13.08. RULES OF INTERPRETATION. Unless expressly indicated otherwise, references to Sections or Articles are to be construed as references to Sections or Articles of this instrument as originally executed. Use of the words "herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to this Indenture and not solely to the particular portion in which such word is used.

         SECTION 13.09. CAPTIONS. The captions and headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or Sections of this Indenture.

         SECTION 13.10. NO PERSONAL LIABILITY. Notwithstanding anything to the contrary contained herein or in any of the Bonds or the Agreement, or in any other instrument or document executed by or on behalf of the Issuer in connection herewith, no stipulation, covenant, agreement or obligation contained herein or therein shall be deemed or construed to be a stipulation, covenant, agreement or obligation of any present or future member, commissioner, director, trustee, officer, employee or agent of the Issuer, or of any incorporator, member, commissioner, director, trustee, officer, employee or agent of any successor to the Issuer, in any such person's individual capacity, and no such person, in his individual capacity, shall be liable personally for any breach or non-observance of or for any failure to perform, fulfill or comply with any such stipulations, covenants, agreements or obligations, nor shall any recourse be had for the payment of the principal of, premium, if any, or interest on any of the Bonds or for any claim based thereon or on any such stipulation, covenant, agreement or obligation, against any such person, in his individual capacity, either directly or through the Issuer or any successor to the Issuer, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such person, in his individual capacity, is hereby expressly waived and released.

         SECTION 13.11. CERTAIN REFERENCES INEFFECTIVE AFTER LETTER OF CREDIT TERMINATION DATE. From and after the Letter of Credit Termination Date, upon receipt by the Trustee of a certificate from the Bank stating that all amounts payable to the Bank under the Credit Agreement have been paid in full, all references to the Bank, the Credit Agreement or the Letter of Credit in the Agreement, this Indenture and the Bonds shall be ineffective.

         This Trust Indenture has been executed as of the date first written hereinabove.

                                       CITY OF SHAWNEE, KANSAS

                                       By:
                                          ----------------------------------
                                          Mayor

(SEAL)
ATTEST:

City Clerk

         This Trust Indenture has been executed as of the date first written hereinabove.

                                       STATE STREET BANK AND TRUST
                                       COMPANY OF MISSOURI, N.A.

                                       By:
                                          ----------------------------------
                                          Assistant Vice President

(SEAL)

ATTEST:
Assistant Secretary

                                    EXHIBIT A
                                    ---------
                                  PROJECT SITE

Lot 1, K-7 Industrial Park, a subdivision of land in the City of Shawnee, Johnson County, Kansas according to the plat thereof recorded in Plat Book 95, Page 10.

                                    EXHIBIT B
                                    ---------

                                PROJECT BUILDING

         All buildings, structures, improvements and fixtures located on or to be acquired, constructed, furnished and otherwise improved on the Project Site and paid for in whole or in part from proceeds of the Bonds.

                                    EXHIBIT C
                                    ---------

                                PROJECT EQUIPMENT

         All equipment located on or to be purchased and used to equip the Project Building located on the Project Site and paid for in whole or in part from proceeds of the Bonds, including, without limitation, the following:

                            See Attached Schedule I

SCHEDULE I

Porter 401/300 Box Spring Sewing Machine
Box Spring Frame Making Tables(2)
Gribetz 2300 Quilt Machine
Porter 1000 Overcasting Machine(2)
Pocketed Coiler Machines(2)
Cutting Table w/Feed Rail
Cloth Spreader
High Speed Double Overcaster
10 Ft. Overhead Conveyor Pocketed Coil(6)
Bechick Handle Machine Model 7000
Spuhl Anderson Bagging Machine Model MW22
Queen Size Closing Tables w/King Pull Outs(2)
300 W Sewing Machine
Air Assist Sewing Table


Conveyor
conveyor - Electrical


Material Slitter
New Hog Ring Tables (HMB Area)(3)
Auto-Label Machine
New Style Box Spring Top Off Tables
Trough Conveyors(2)

                                    EXHIBIT D
                                   DEFINITIONS

        "Act" means K.S.A. 12-1740 to 12-1749d, inclusive, all as amended.

        "Act of Bankruptcy" means the filing of a petition in bankruptcy (or any other commencement of a bankruptcy or similar proceeding) by or against the Company or the Issuer or any affiliate of the foregoing under any applicable bankruptcy, insolvency, reorganization or similar law, now or hereafter in effect.

        "Adjustable Rate" means the interest rate borne by the Bonds from the date of issuance and delivery thereof to (but not including) the Conversion Date, as said rate is determined in accordance with SECTION 2.02(c) of the Indenture.

        "Agreement" means the Lease Agreement dated as of December 1, 1996, by and between the Issuer and the Company, and any amendments and supplements thereto.

        "Authorized Denominations" means (a) in the case of Bonds with an Adjustable Rate $100,000 and any integral multiple of $5,000 in excess thereof and (b) in the case of Bonds with a Fixed Rate $5,000 and any integral multiple thereof.

        "Bank" means (a) SunTrust Bank, Atlanta, a state banking corporation organized and existing under the laws of the State of Georgia, and (b) any Substitute Bank.

        "Beneficial Owner" means any person who (a) has the power directly or indirectly, to vote or consent with respect to, or to dispose of ownership of, any Bond (including persons holding Bonds through nominees, depositories or other intermediaries), or (b) is treated as owner of any Bond for federal income tax purposes.

        "Bond Closing Date" means December 23, 1996.

        "Bond Counsel" means McDowell, Rice, Smith & Gaar, a Professional Corporation, or other attorney or firm of attorneys designated by the Issuer having a national reputation for skill in connection with the authorization and issuance of municipal obligations in Kansas and under Sections 103 and 141-150 of the Code.

        "Bond Fund" means the fund created in Section 6.01 of the Indenture, in which there is established a General Account, a Letter of Credit Account and a Remarketing Account.

        "Bondowner" or "Owner" of the Bonds means the Registered Owner of any Bond issued under the Indenture.

        "Bond Register" means the books of the Issuer kept by the Registrar to evidence the registration and transfer of the Bonds.

        "Bonds" means $5,000,000 Private Activity Revenue Bonds, Series 1996 (Simmons Company Project), of the City of Shawnee, Kansas, issued pursuant to
SECTION 2.02 of the Indenture.

        "Book-Entry System" means the system maintained by the Securities Depository described in SECTION 2.12 of the Indenture.

        "Business Day" means a day on which the Trustee, the Bank and banks located in St. Louis, Missouri, or Boston, Massachusetts, are required or permitted by law to be open for the purpose of conducting a banking business.

        "Casualty\Condemnation Fund" means the fund created in SECTION 6.14 of the Indenture.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, including, when appropriate, the statutory predecessor of the Code, and all applicable regulations thereunder whether proposed, temporary or final, including regulations issued and proposed pursuant to the statutory predecessor of the Code, and, in addition, all official rulings and judicial determinations applicable to the Bonds under the Code and under the statutory predecessor of the Code and any successor provisions to the relevant provisions of the Code or regulations.

        "Company" means (a) Simmons Company, a Delaware corporation, authorized and qualified to do business in the State of Kansas and (b) any surviving, resulting, or transferee entity as provided in the Agreement.

        "Company Representative" means the person or persons at the time designated to act on behalf of the Company by written certificate furnished to the Issuer and the Trustee containing the specimen signatures of such person or persons and signed on behalf of the Company by its President or any Vice President. Such certificate may designate an alternate or alternates.

        "Completion Date" means the date of completion of the Project, as that date shall be certified as provided in SECTION 3.5 of the Agreement.

        "Construction Fund" means the fund created in SECTION 6.05 of the Indenture.

        "Consultant" means a firm of recognized expertise in the area of arbitrage rebate calculations and requirements engaged by the Company and acceptable to the Issuer and the Trustee.

        "Conversion Date" means the date on which the interest rate on the Bonds is converted from the Adjustable Rate to the Fixed Rate, which date shall be an Interest Payment Date that is at least six (6) months after the Dated Date of the Bonds.

        "Conversion Option" means the option granted to the Company in SECTION
4.01 of the Indenture to convert the interest rate on the Bonds from the Adjustable Rate to the Fixed Rate as of the Conversion Date.

        "Cost" with respect to the Project shall be deemed to include all items permitted to be financed under the provisions of the Code and the Act.

        "Cost of Issuance Fund" means the fund created in SECTION 6.15 of the Indenture.

       "Credit Agreement" means (a) the Letter of Credit Agreement dated as of December 1, 1996, by and between the Company and SunTrust Bank, Atlanta, and any amendments and supplements thereto and (b) the letter of credit agreement or reimbursement agreement between the Company and any Substitute Bank, and any amendments and supplements thereto.

       "Dated Date" means December 23, 1996.

       "Default" means any Default under the Indenture as specified in and defined by SECTION 9.01 of the Agreement.

        "Determination of Taxability" means a final decree or judgment of any Federal court or a final action of the Internal Revenue Service determines that interest paid or payable on any Bond is or was includable in the gross income of an Owner of the Bonds for federal income purposes under the Code (other than an Owner who is a substantial user or related person within the meaning of Section 144(a) of the Code). No such decree, judgment or action will be considered final for this purpose, however, unless the Company has been given written notice and, if it is so desired and is legally allowed, has been afforded the opportunity to contest the same, either directly or in the name of any Owner of a Bond and until conclusion of any appellate review, if sought.

       "Demand Purchase Option" means the option granted to Owners of Bonds, while the Bonds bear interest at the Adjustable Rate, to require that Bonds be purchased prior to the Conversion Date pursuant to SECTION 4.04 of the Indenture.

        "Environment" means all air, surface, water, ground water, or land, including land surface or sub-surface, and all other natural resources.

        "Environmental Law" means any applicable federal, state or local statutory or common law, statute, ordinance, code, rule, regulation or other legally binding requirement, whether now in existence or established or enacted in the future, relating to natural resources, pollution, protection of the environment or public and employee health and safety, including without limitation, any common law of nuisance or trespass, and any law, rule or regulation relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or chemicals, or industrial, toxic or hazardous substances or waste into the environment (including without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or chemical or industrial, toxic or hazardous substances or wastes including, without limitation, all Hazardous Waste Laws.

        "Environmental Report Audit" means the Phase I Environment Assessment dated March 29, 1996, as updated December 19, 1996.

        "First Optional Redemption Date" means the December 1 occurring in the year which is a number of years after the Conversion Date equal to the number of years between the December 1 immediately following the Conversion Date (unless the Conversion Date is December 1, in which case from such December 1) and December 1, 2016, multiplied by 1/2 and rounded up to the nearest whole number.

        "Fixed Rate" means the interest rate in effect on the Bonds from and after the Conversion Date, as said rate is determined in accordance with
SECTION 2.02(d) of the Indenture.

        "Full Insurable Value" means the actual replacement cost of the Project less physical depreciation and exclusive of land, excavations, footings, foundations and parking lots.

        "Government Obligations" means any of the following which are noncallable: direct general obligations of, or obligations the payment of the principal of and interest on which are unconditionally guaranteed as to full and timely payment by, the United States of America.

        "Gross Proceeds" means the aggregate of:

        (a) the net amount (after payment of all expenses of issuing the Bonds) of Bond proceeds received by the Issuer as a result of the sale of the Bonds;

        (b) all amounts received by the Issuer as a result of the investment of the Bond proceeds;

        (c) any amounts held in any fund to the extent that the Issuer reasonable expects to use the fund to pay principal of or interest on the Bonds; and

        (d) any securities or obligations pledged by the Issuer or by the Company as security for the payment of principal of or interest on the Bonds.

        "Guarantor" means the Company, its successors or assigns.

        "Guaranty Agreement" means the Guaranty Agreement dated as of December 1, 1996, from the Company in favor of the Trustee.

        "Hazardous Materials" means any substance, material or waste presently or hereafter identified to be toxic, hazardous or dangerous (or words of similar import) by any governmental or quasi-governmental authority having jurisdiction over the Project according to any Hazardous Waste Law or other Environmental Law, including, without limitation, any material, substance or waste which is defined as a "hazardous waste," "hazardous material," "restricted hazardous waste, "contaminant," "toxic waste" or "toxic substance" under any provision of Environmental Law, which includes, but is not limited to, any asbestos, PCBs, radioactive substance, methane, volatile hydrocarbons, acids, pesticides, paints, petroleum based products, urea formaldehyde lead, cyanide, DDT, printing inks, industrial solvents or any other material or substance which has in the past or could presently or at any time in the future cause or constitute a health, safety or other environmental hazard to any person or property, including, without limitation, the Project.

        "Hazardous Substances" means any substance or material (a) identified in Section 101(14) of CERCLA, 42 USC Section 9601(14) and as set forth in Title 40, Code of Federal Regulations, Part 302, as the same may be amended from time to time, (b) determined to be toxic, a pollutant or contaminant, under federal, state or local statute, law, ordinance, rule or regulation or judicial or administrative order or decision, as the same may be amended from time to time, including but not limited to petroleum and petroleum products as defined in the State of Kansas Statutes, as the same may be amended from time to time, (c) asbestos, (d) radon, (e) polychlorinated biphenyls and (f) such other materials, substances or waste which are otherwise dangerous, hazardous, harmful or deleterious to human health or the environment, including without limitation, any Hazardous Materials or other materials which may otherwise impair the value of the Project.

        "Hazardous Waste Law" means any and all federal, state and local statutes, rules and regulations relating to the discharge, spillage, storage, uncontrolled loss, seepage, filtration, disposal, removal or use of Hazardous Materials, including, but not limited to, the Resource Conservation and Recovery Act of 1976, 42 U.S.C. 6901 ET SEQ., the Comprehensive Environment Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. 9601-9657, as amended by the Superfund Amendments and Reauthorization Act of 1986, the Hazardous Substances Transportation Act, 49 U.S.C. 6901 ET SEQ., the Federal Water Pollution Control Act, 33 U.S.C., 1251 ET SEQ., the Clean Air Act, 42

U.S.C. 7401 ET SEQ., the Toxic Substances Control Act, 15 U.S.C. 2601-2629, the Safe Drinking Water Act, 42 U.S.C. 3OOf-300j, the Oil Pollution Act of 1990, 33 U.S.C. 2701 ET SEQ. and the Occupational Safety and Health Act, 29 U.S.C. 651 ET SEQ., as such laws have been amended and the regulations promulgated pursuant thereto and all analogous state or local laws and all similar present and future federal, state and local environmental statutes and ordinances, and all regulations, orders, and decrees now or hereafter promulgated thereunder, as the same may be amended at any time hereafter.

        "Indenture" means the Indenture of Trust dated as of December 1, 1996, by and between the Issuer and the Trustee pursuant to which the Bonds are authorized to be issued, and any amendments and supplements thereto.

        "Independent Counsel" means an attorney duly admitted to practice law before the highest court of any state and who is not a full-time employee, director, officer, or partner of the Issuer or the Company.

        "Interest Payment Date" means (a) so long as the Bonds bear interest at the Adjustable Rate, the Interest Payment Date for each Interest Period shall be the first day of the next succeeding Interest Period; provided, that so long as the Interest Period is one week in duration, the term Interest Payment Date shall mean the first day of each calendar month, and (b) so long as the Bonds bear interest at the Fixed Rate, June 1 and December 1 in each year, commencing on the June 1 or December 1 next succeeding the Conversion Date.

        "Interest Period" means the period from the date of issuance and delivery of the Bonds to and including the next succeeding Tuesday (unless the Bonds are issued and delivered on a Tuesday, in which case the first Interest Period shall include only such Tuesday), and each period of one (1) week's duration thereafter, commencing on Wednesday of each week and continuing through Tuesday of the following week. At the option of the Company, the duration of the Interest Period may be adjusted in accordance with the provisions of SECTION 2.02(c) of the Indenture, in which event the term "Interest Period" shall mean (a) for any period of time of one (1) week's duration, the period commencing Wednesday of each week and continuing through Tuesday of the following week, (b) for any period of time of one (1) month's duration, the period commencing on the first (1st) day of each calendar month and terminating on the last day of such month, (c) for any period of time of three (3) month's duration, the period commencing on the first (1st) day of the first (lst) calendar month and terminating on the last day of the third (3rd) calendar month, and (iv) for any period of time of six (6) month's duration, the period commencing on the first (lst) day of the first (lst) calendar month and terminating on the last day of the sixth (6th) calendar month. Under no circumstances shall the Interest Period exceed six (6) months in duration. The duration of the Interest Period may be adjusted effective only on the day following the last day of the preceding Interest Period; provided, however, that an Interest Period of one week's duration may be adjusted to any other authorized duration only on the first (lst) day of each calendar month. In the event the duration of the Interest Period is to be adjusted from one (1) week to another authorized duration pursuant to the provisions of

SECTION 2.02(c) of the Indenture, and the expiration of the last Interest Period prior to the first (lst) calendar day of the month does not occur on the last day of a calendar month, then in such event the duration of such Interest Period shall be increased or decreased at the discretion of the Remarketing Agent, by not more than six (6) days, in order to cause the expiration of such Interest Period to occur on the last day of the calendar month.

        "Issuance Costs" or "Costs of Issuance" means an costs that are treated as costs of issuing or carrying the Bonds under existing Treasury Department regulations and rulings, including, but not limited to, (a) underwriter's spread (whether realized directly or derived through purchase of the Bonds at a discount below the price at which they are expected to be sold to the public);
(b) counsel fees (including bond counsel, underwriter's counsel, Issuer's counsel, Company counsel, as well as any other specified counsel fees incurred in connection with the issuance of the Bonds; (c) financial adviser fees incurred in connection with the issuance of the Bonds; (d) rating agency fees;
(e) Trustee fees incurred in connection with the issuance of the Bonds; (f) paying agent and certifying and authenticating agent fees related to issuance of the Bonds; (g) accountant fees related to the issuance of the Bonds; (h) printing costs of the Bonds and of the preliminary and final offering materials; (i) publication costs associated with the financing proceedings; and
(j) costs of engineering and feasibility studies necessary to the issuance of the Bonds; provided, that bond insurance premiums and certain credit enhancement fees, to the extent treated as interest expense under applicable regulations, shall not be treated as "Issuance Costs."

        "Issuer" means the City of Shawnee, Kansas, a municipal corporation duly organized and existing under the laws of the State, and its successors and assigns.

        "Issuer Representative" means the person or persons at the time designated to act on behalf of the Issuer by written certificate furnished to the Company and the Trustee containing the specimen signatures of such person or persons and signed on behalf of the Issuer by its duly authorized agent. Such certificate may designate an alternate or alternates.

        "Letter of Credit" means (a) that certain letter of credit dated the date of issuance of the Bonds issued by the Bank and (b) any Substitute Letter of Credit.

        "Letter of Credit Termination Date" means the later of (a) that date upon which the Letter of Credit shall expire or terminate pursuant to its terms, or (b) that date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance of a Substitute Letter of Credit.

        "Mandatory Tender Date" means the Interest Payment Date immediately preceding the Letter of Credit Termination Date.

        "Maximum Interest Rate" means, so long as the Bonds bear interest at the Adjustable Rate, an interest rate per annum equal to the lesser of (a) the maximum rate permitted by law and (b) thirteen percent (13%), and otherwise shall mean the maximum rate permitted by law.

        "Moody's" means Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company, with the consent of the Remarketing Agent and the Bank, by written notice to the Trustee.

        "Net Proceeds" means, when used with respect to any insurance or condemnation award with respect to the Project, the gross proceeds from the insurance or condemnation award with respect to which that term is used remaining after payment of all expenses (including attorneys' fees and any ordinary or extraordinary expenses of the Issuer and the Trustee) incurred in the collection of such gross proceeds.

        "Net proceeds of the sale of the Bonds" means the proceeds of the Bonds reduced by amounts in a reasonably required reserve or replacement fund.

        "Nonpurpose Investment" means any investment property (as defined in Section 148(b) of the Code) which is acquired with the gross proceeds of the Bonds and which is not acquired to carry out the governmental purpose of the Bonds.

        "Ordinance" means Ordinance No. 2292 passed by the City on December 12, 1996, authorizing the issuance of the Series 1996 Bonds.

        "Outstanding" or "Bonds Outstanding" means all Bonds which have been authenticated and delivered by the Trustee or the Tender Agent under the Indenture, except:

        (a) Bonds canceled after purchase in the open market or because of payment at or redemption prior to maturity;

        (b) Bonds paid or deemed to be paid pursuant to Article VIII of the Indenture;

        (c) Bonds in lieu of which others have been authenticated under SECTION 2.08 or SECTION 2.09 of the Indenture; and

        (d) Bonds in lieu of which others have been issued pursuant to SECTION 2.05(c) of the Indenture.

        "Owner" means the person or persons in whose name or names a Bond shall be registered on the books of the Issuer kept for that purpose in accordance with provisions of this Indenture.

        "Par" means 100% of the principal amount of any Bond, or of the aggregate principal amount of the Bonds Outstanding, as the context may require, exclusive of accrued interest.

        "Participant" means one of the entities which is a member of the Securities Depository and deposits securities, directly or indirectly, in the Book-Entry System.

        "Payment Office of the Tender Agent" means Two International Place, 4th Floor, Corporate Trust Window, Boston, Massachusetts, 02110 or such other office designated as such by any successor Tender Agent.

        "Payment Office of the Trustee" means Two International Place, 4th Floor, Corporate Trust Window, Boston, Massachusetts, 02110 or such other office designated as such by any successor Trustee.

        "Permitted Encumbrances" means, as of any particular time (a) liens for ad valorem taxes and special assessments not then delinquent, (b) the Indenture, (c) the Agreement, (d) utility, access and other easements and rights-of-way, mineral rights, restrictions, exceptions and encumbrances that will not materially interfere with or impair the operations being conducted on the Project Site or easements granted to the Issuer, and (e) such minor defects, irregularities, encumbrances, easements, mechanics' liens, rights-of-way and clouds on title as normally exist with respect to properties similar in character to the Project and as do not in the aggregate materially impair the property affected thereby for the purpose for which it was acquired or is held by the Issuer.

        "Plans and Specifications" means the plans and specifications for the Project submitted to the Bank.

        "Pledge Agreement" means the Pledge and Security Agreement dated as of December 1, 1996, made by the Company to the Bank, and any amendments or supplements thereto.

        "Pledged Bonds" means any Bonds which shall, at the time of determination thereof, be pledged to the Bank pursuant to the Pledge Agreement.

        Principal Office of the Tender Agent" means P.O. Box 321, St. Louis, Missouri, 63166-0321, Attention Corporate Trust Department or such other office designated as such by any successor Tender Agent.

        "Principal Office of the Trustee" means P.O. Box 321, St. Louis, Missouri, 63166-0321, Attention Corporate Trust Department or such other office designated as such by any successor Trustee.

        "Project" means, collectively, the Project Site, the Project Building and the Project Equipment, as they may at any time exist.

        "Project Building" means those certain buildings or improvements to buildings and all other facilities and improvements forming a part of the Project to be constructed on the Project Site and not constituting part of the Project Equipment, as they may at any time exist, and which is described generally in EXHIBIT B of the Agreement.

        "Project Equipment" means the property which is described generally in EXHIBIT C hereto, and any items of machinery, equipment, or other tangible property acquired in substitution for, or as a renewal or replacement of or a modification or improvement to, such property.

        "Project Site" means the real estate described in EXHIBIT A of the Agreement on which the Project Building will be situated, and any other interests in real property, leasehold interests, easements, licenses, and rights in real property hereafter acquired by the Company with proceeds of the Bonds for use in connection with the Project, less such real property as may be released pursuant to SECTION 5.8 of the Agreement or taken by the exercise of the power of eminent domain or sold in lieu thereof as provided in SECTIONS 5.1(a) and (b) of the Agreement.

        "Purchase Price" means an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered pursuant to SECTION 2.02(c), 4.01, 4.02 or 4.04 of the Indenture, plus, in the case of purchase pursuant to SECTION
4.04 of the Indenture, accrued and unpaid interest thereon to the date of purchase.

        "Qualified Project Costs" means costs and expenses of the Project which constitute land costs or costs for property of a character subject to the allowance for depreciation excluding specifically working capital and inventory costs, provided, however, that (a) costs or expenses paid more than sixty (60) days prior to the adoption by the Issuer of its resolution on January 22, 1996, declaring its intent to reimburse Project expenditures with Bond proceeds, shall not be deemed to be Qualified Project Costs; (b) Issuance Costs shall not be deemed to be Qualified Project Costs; (c) interest during the Construction Period shall be allocated between Qualified Project Costs and other costs and expenses to be paid from the proceeds of the Bonds; (d) interest following the Construction Period shall not constitute a Qualified Project Cost; (e) letter of credit fees and municipal bond insurance premiums which represent a transfer of credit risk shall be allocated between Qualified Project Costs and other costs and expenses to be paid from the proceeds of the Bonds; and (f) letter of credit fees and municipal bond insurance premiums which do not represent a transfer of credit risk shall not constitute Qualified Project Costs.

        "Rate Determination Date" means the first day of each Interest Period that has a duration different from the preceding Interest Period, on which date the Remarketing Agent shall establish the Adjustable Rate for such Interest Period (or if such date is not a Business Day, then the Business Day immediately preceding such date).

        "Rebate Fund" means the trust fund so designated and created pursuant to SECTION 6.13 of the Indenture.

        "Record Date" means (a) so long as the Bonds bear interest at the Adjustable Rate, that day which is the second (2nd) Business Day next preceding any Interest Payment Date, and (b) so long as the Bonds bear interest at the Fixed Rate, the fifteenth (15th) day of the month next preceding any Interest Payment Date.

        "Registered Owner" means the owner of any Bond issued under the Indenture as shown on the bond registration books required to be kept by the Trustee pursuant to the Indenture.

        "Registrar" means the Trustee. The Registrar shall perform the duties of Registrar and paying agent.

        "Remarketing Agent" means the Remarketing Agent acting as such under the Remarketing Agent. So long as the Bonds are held in the Book-Entry System, the Remarketing Agent must be a Participant in the Book-Entry System with respect to the Bonds. "Principal Office" of the Remarketing Agent means the principal office of the Remarketing Agent designated in the Remarketing Agreement.

        "Remarketing Agreement" means the Remarketing Agreement dated as of December 1, 1996, by and between the Company and SunTrust Bank, Atlanta or any successor Remarketing Agent, and any amendments or supplements thereto.

        "Requisition" means a written request for a disbursement from the Construction Fund, signed by a Company Representative, substantially in the form attached as Exhibit E to the Lease and satisfactorily completed as contemplated by said form.

        "SEC Rule 15c2-12" means Rule 15c2-12(b)(5) adopted by the Security and Exchange Commission under the Securities Exchange Act of 1934, as the same may be amended from time to time.

        "Securities Depository" means the Depository Trust Company, New York, New York, or its nominee, and its successors and assigns.

        "Security Interest" or "Security Interests" shall refer to the security interests created herein and shall have the meaning set forth in the U.C.C.

        "State" means the State of Kansas.

        "S&P" means Standard & Poor's Ratings Services, A Division of the McGraw-Hill Companies, Inc., a corporation organized and existing under the laws of the State of New York, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company, with the consent of the Remarketing Agent and the Bank, by written notice to the Trustee.

        "Substitute Bank" means a commercial bank or savings and loan association which has issued a Substitute Letter of Credit.

        "Substitute Letter of Credit" means a letter of credit delivered to the Trustee, with the written consent of the Bank, in accordance with SECTION 4.4 of the Agreement, issued by the Bank or a Substitute Bank, replacing any existing Letter of Credit.

        "Tax Regulatory Agreement" means the Tax Regulatory Agreement and Arbitrage Certificate dated as of December 1, 1996, by and among the Issuer, the Company and the Trustee.

        "Tender Agent" means State Street Bank and Trust Company of Missouri, N.A., a national banking association duly organized and existing under the laws of the United States of America and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor Tender Agent at the time serving as successor Tender Agent under the Indenture.

        "Tender Date" means (a) during any Interest Period of other than one week's duration, any Interest Payment Date, (b) during any Interest Period of one week's duration, the seventh (7th) day (unless such day is not a Business Day, in which case the next Business Day) following receipt by the Tender Agent of notice from the Owner that such Owner has elected to tender bonds (as more fully described in SECTION 4.04 of the Indenture), (c) the Mandatory Tender Date, and (d) the Conversion Date.

        "Term of Agreement" means the duration of the leasehold interest created in the Agreement effective upon its delivery and commencing as of the date thereof and terminating on December 31, 2016, subject to sooner termination pursuant to the terms of the Agreement.

        "Trustee" means State Street Bank and Trust Company of Missouri, N.A. a national banking association duly organized and existing under the laws of the United States of America and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor Trustee at the time serving as successor Trustee under the Indenture.

        "Trust Estate" means the property conveyed to the Trustee pursuant to the Granting Clauses of the Indenture.

        "U.C.C." means the Uniform Commercial Code of the State as now or hereafter amended.

        "Yield" shall mean yield as defined in Section 148(h) of the Code and any regulations promulgated thereunder.

                                    EXHIBIT E

                      FORM OF NOTICE FROM TRUSTEE TO OWNER
                 REGARDING CHANGE IN DURATION OF INTEREST PERIOD

         Re: $5,000,000 Private Activity Revenue Bonds, Series 1996 (Simmons Company Project), of the City of Shawnee, Kansas

         The undersigned officer of ______________________, as Trustee with respect to the captioned Bonds, pursuant to the provisions of SECTION 2.02(C) of that certain Indenture of Trust (the "Indenture"), dated as of December 1, 1996, by and between the City of Shawnee, Kansas and the Trustee, does hereby notify you as follows (capitalized terms used herein shall have the meanings provided in the Indenture):

         (a) The duration of the Interest Period with respect to the Bonds will be adjusted on ____________ 1, _____ (the "Rate Determination Date").

         (b) All Owners of Bonds are required to tender their Bonds on the Tender Date to the Tender Agent, at the address set forth below, for purchase on the Tender Date. In the event any Owner of Bonds shall fail to tender its Bonds for purchase on the Tender Date, such Bonds shall be deemed to have been tendered on such Tender Date, and the Owner of such Bonds shall not be entitled to receive any interest that accrues on the Bonds subsequent to the Tender Date.

         (c)      The address of the Tender Agent is as follows:

----------------------
Attention:
          ----------------------------

----------------------

----------------------

----------------------

----------------------

         This _____ day of ____________________, _____.

                                                       , as Trustee
                                     ------------------


                                     By:
                                        --------------------------------

                                     Title:
                                           -----------------------------

                                    EXHIBIT F

                          ADJUSTABLE RATE FORM OF BOND

                                    EXHIBIT G

                             FIXED RATE FORM OF BOND

                                    EXHIBIT H

                              NOTICE OF CONVERSION
                              --------------------

 Re: $5,000,000 Private Activity Revenue Bonds, Series 1996 (Simmons Company Project), of the City of Shawnee, Kansas

         The undersigned officer of ______________________, as Trustee with respect to the captioned Bonds, pursuant to the provisions of SECTION 4.01 of that certain Indenture of Trust (the "Indenture"), dated as of December 1, 1996, by and between the City of Shawnee, Kansas and the Trustee, hereby notifies you that the interest rate borne by the captioned Bonds shall be converted from the Adjustable Rate to the Fixed Rate, as follows (capitalized terms used herein shall have the meanings provided in the Indenture):

         1.       The Conversion Date is ____________________;

         2. All Owners of Bonds are required to tender their Bonds on the Conversion Date to the Tender Agent, at the address set forth below, for purchase on the Conversion Date. In the event any Owner of Bonds shall fail to tender its Bonds for purchase on the Conversion Date, such Bonds shall be deemed to have been tendered for purchase on the Conversion Date and the Owner of such Bonds shall not be entitled to any payment (including any interest to accrue subsequent to the conversion date) other than the purchase price for such untendered Bonds.

         3.       The address of the Tender Agent is as follows:

                        -------------------------
                        Attention:
                                  -----------------------

                        -------------------------

                        -------------------------

                        -------------------------

         This      day of                     ,      .
              -----        --------------------  -----

                                                         , as Trustee
                                     --------------------


                                     By:
                                        -----------------------------------

                                     Title:
                                           --------------------------------

                                    EXHIBIT I

                         NOTICE OF MANDATORY TENDER DATE
                         -------------------------------

         Re: $5,000,000 Private Activity Revenue Bonds, Series 1996 (Simmons Company Project), of the City of Shawnee, Kansas

                  The undersigned officer of ______________________, as Trustee with respect to the captioned Bonds, pursuant to the provisions of SECTION 4.02 of that certain Indenture of Trust (the "Indenture"), dated as of December 1, 1996, by and between the City of Shawnee, Kansas, and the Trustee, hereby notifies you that the Letter of Credit securing the Bonds will expire on ___________ (the "Letter of Credit Termination Date"), and that the Bonds are required to be tendered for purchase on the Interest Payment Date next preceding the Letter of Credit Termination Date (the "Mandatory Tender Date"). Accordingly, the undersigned hereby notifies you as follows:

         1. The Mandatory Tender Date is ____________________, and the Letter of Credit will expire fifteen (15) days after the Mandatory Tender Date.

         2. All Owners of Bonds are required to tender their Bonds on the Mandatory Tender Date to the Tender Agent, at the address set forth below, for purchase on the Mandatory Tender Date. In the event any Owner of Bonds shall fail to tender its Bonds for purchase on the Mandatory Tender Date, such Bonds shall be deemed to have been tendered for purchase on the Mandatory Tender Date and the Owner of such Bonds shall not be entitled to any payment (including any interest to accrue subsequent to the Mandatory Tender Date) other than the purchase price for such untendered Bonds.

         3.       The address of the Tender Agent is as follows:

                        -------------------------
                        Attention:
                                  -----------------------

                        -------------------------

                        -------------------------

                        -------------------------

         This      day of                     ,      .
              -----        --------------------  -----

                                                         , as Trustee
                                     --------------------


                                     By:
                                        -----------------------------------

                                     Title:
                                           --------------------------------